UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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[ ] Soliciting Material Pursuant to § 240.14a-12
iSpecimen Inc.
(Name of Registrant as Specified in its Charter)
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iSpecimen Inc.
450 Bedford Street
Lexington, MA 02420
April 10, 2023
Dear Fellow Stockholders:
On behalf of the board of directors (“Board of Directors”) of iSpecimen Inc., I cordially invite you to attend the 2023 annual meeting of stockholders (the “Annual Meeting”) of iSpecimen Inc., which will be held on Wednesday, May 24, 2023, beginning at 10:00 a.m. Eastern Time at Morse, Conference Room C, 500 Totten Pond Road, Waltham, MA 02451.
To all stockholders of record at the close of business on March 27, 2023, attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the Annual Meeting.
Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the Annual Meeting, whether or not you plan to attend the Annual Meeting. Please vote by phone, electronically over the Internet or via mail by returning your signed proxy card in the envelope provided.
On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.
Sincerely,
Name: Tracy Curley Title: Chief Executive Officer

iSpecimen Inc.
450 Bedford Street
Lexington, MA 02420
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2023
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of iSpecimen Inc., a Delaware corporation (“we”, “us”, “our” or similar terminology), will be held on Wednesday, May 24, 2023, at 10:00 a.m. Eastern Time at Morse, Conference Room C, 500 Totten Pond Road, Waltham, MA 02451.
The Annual Meeting is being held:
1.
To elect three (3) Class II directors each to serve for a three-year term that expires at the 2026 Annual Meeting of Stockholders, or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal;

2.
To approve amendments to (i) Section 5(b) of our Second Amended and Restated 2021 Stock Incentive Plan (the “2021 Plan”) to remove the automatic annual increase in the number of shares of common stock reserved for issuance under the 2021 Plan on each anniversary date of the 2021 Plan, in the event that 5% of the number of shares of common stock issued and outstanding on that date is more than the number of shares of common stock then currently reserved for issuance under the 2021 Plan and (ii) Section 15 of the 2021 Plan adding a new paragraph (d) to provide for the recoupment or clawback of awards granted under the 2021 Plan;

3.
To approve an amendment to Section 5(b) of the 2021 Plan to increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2021 Plan from 608,000 shares of common stock to 1,869,500 shares of common stock;

4.
To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to permit removal of directors by stockholders, without cause;

5.
To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the year ending December 31, 2023; and

6.
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

These items of business for the Annual Meeting are described in the Proxy Statement that follows this notice. Holders of record of our common stock as of the close of business on March 27, 2023 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 24, 2023: This Proxy Statement, along with our Amendment No.1 to Annual Report on Form 10-K/A for the fiscal year ended December 31, 2022, are available at proxyvote.com.
We have mailed to our stockholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials containing instructions on how to access the attached proxy statement and our Amendment No.1 to 2022 Annual Report on Form 10-K/A via the Internet and how to vote online or by mail with a completed proxy card or by phone. The Notice of Internet Availability of Proxy Materials and the Proxy Statement also contain instructions on how you can receive a paper or electronic copy of the proxy materials. If you elect to receive a paper or electronic copy of our proxy materials, our Amendment No.1 to 2022 Annual Report on Form 10-K/A will be sent to you along with the Proxy Statement.

This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 10, 2023.
Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, we encourage you to vote promptly. You may vote by mailing a completed proxy card, by phone or the Internet.
By Order of the Board of Directors,
Name: Tracy Curley Title: Chief Executive Officer
Lexington, MA
April 10, 2023

Page
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1
Questions and Answers	1
PROPOSAL NO. 1 — ELECTION OF THREE CLASS II DIRECTORS	7
Board Size and Structure	7
Current Directors and Terms	7
Nominees for Director	7
Information About Board Nominees	7
Vote Required	8
Board Recommendation	8
PROPOSAL NO. 2 — APPROVAL OF AMENDMENTS TO THE 2021 PLAN TO (i) REMOVE THE AUTOMATIC ANNUAL INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE WITH RESPECT TO AWARDS UNDER THE 2021 PLAN AND (ii) ADD A PROVISION TO THE 2021 PLAN FOR THE RECOUPMENT OR CLAWBACK OF AWARDS GRANTED UNDER THE 2021 PLAN	9
Background	9
Explanation of Amendment	10
Vote Required	13
Board Recommendation	13
PROPOSAL NO. 3 — APPROVAL OF AMENDMENT TO THE 2021 PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE 2021 PLAN FROM 608,000 SHARES OF COMMON STOCK TO 1,869,500 SHARES OF COMMON STOCK	14
Background	14
Explanation of Amendment	15
Vote Required	15
Board Recommendation	15
SPECIAL NOTE IN THE EVENT THAT STOCKHOLDERS APPROVE BOTH PROPOSAL NO. 2 AND PROPOSAL NO. 3	16
PROPOSAL NO. 4 — APPROVAL OF AMENDMENT TO THE FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PERMIT REMOVAL OF DIRECTORS BY STOCKHOLDERS, WITHOUT CAUSE.	18
Background	18
Explanation of Amendment	19
Vote Required	19
Board Recommendation	19
PROPOSAL NO. 5 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20
Appointment of Independent Registered Public Accounting Firm	20
Audit, Audit-Related, Tax and All Other Fees	20
Audit Committee’s Pre-Approval Policies and Procedures	20
Audit Committee Report	21
Vote Required	21
Board Recommendation	21
DIRECTORS AND OFFICERS	22
Directors and Officers	22
Family Relationships	25

iSpecimen Inc.
450 Bedford Street
Lexington, MA 02420
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 24, 2023
This proxy statement (the “Proxy Statement”) and our annual report, as amended, for the fiscal year ended December 31, 2022 (the “Annual Report” and, together with the Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board” or the “Board of Directors”) of iSpecimen Inc. (the “Company,” “Corporation,” “iSpecimen,” “we,” “us,” or “our”), in connection with our 2023 annual meeting of stockholders (the “Annual Meeting”). This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 10, 2023.
NOTICE OF ELECTRONIC AVAILABILITY OF PROXY MATERIALS
On or about April 10, 2023, we will mail to our stockholders of record at the close of business on March 27, 2023 (“Record Date”) a Notice of Internet Availability of Proxy Statement (“Notice”) containing instructions on how to access proxy materials via the Internet and how to vote online. The proxy materials are available at proxyvote.com. As a result, you will not receive paper copies of the proxy materials unless you request one. All stockholders are able to access the proxy materials on the website referred to in the Notice and in this Proxy Statement and to request to receive a set of the proxy materials by mail or electronically, in either case, free of charge. If you would like to receive a paper or electronic copy of our proxy materials, you should follow the instructions for requesting such materials in this Proxy Statement.
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
QUESTIONS AND ANSWERS
When and where will the Annual Meeting be held?
The Annual Meeting will be held on Wednesday, May 24, 2023 at 10:00 a.m. Eastern Time, at Morse, Conference Room C, 500 Totten Pond Road, Waltham, MA 02451.
What is the purpose of the Annual Meeting?
The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:
•
Proposal No. 1: To elect three (3) Class II directors each to serve for a three-year term that expires at the 2026 Annual Meeting of Stockholders, or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal.

•
Proposal No. 2: To approve amendments to (i) Section 5(b) of our Second Amended and Restated 2021 Stock Incentive Plan (the “2021 Plan”) to remove the automatic annual increase in the number of shares of common stock reserved for issuance under the 2021 Plan on each anniversary date of the 2021 Plan, in the event that 5% of the number of shares of common stock issued and outstanding on that date is more than the number of shares of common stock then currently reserved for issuance under the 2021 Plan and (ii) Section 15 of the 2021 Plan adding a new paragraph (d) to provide for the recoupment or clawback of awards granted under the 2021 Plan.

•
Proposal No. 3: To approve an amendment to Section 5(b) of the 2021 Plan to increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2021 Plan from 608,000 shares of common stock to 1,869,500 shares of common stock.

•
Proposal No. 4: To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to permit removal of directors by stockholders, without cause.

•
Proposal No. 5: To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the year ending December 31, 2023.

In addition, at their discretion, the proxies if designated as such are authorized to vote upon such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.
Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?
At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.
What does it mean if I receive more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope or via email.
Who is entitled to vote at the Annual Meeting?
Holders of record of shares of our common stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were 9,016,558 shares of our common stock issued and outstanding and entitled to vote. Each share of our common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.
What do I do if my shares are held in “street name”?
If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of our shares entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum. If you sign and return your paper proxy card via mail or email, or authorize a proxy to vote electronically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.
Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.

What are “broker non-votes”?
A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.
If you do not provide voting instructions to your broker and the broker has indicated that it does not have discretionary authority to vote on a particular proposal, your shares will be considered “broker non-votes” with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum but generally will not be considered as entitled to vote with respect to a particular proposal. Broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires the affirmative vote of a majority of the shares present and entitled to vote (or a plurality of the shares in the case of the election of directors relating Proposal No. 1).
Under the rules of various national and regional securities exchanges interpretations that govern broker non-votes, Proposal Nos. 1, 2, 3 and 4 are considered non-routine matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Proposal No. 5 is considered a routine matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present or represented at the scheduled time of the Annual Meeting, (i) the chair of the Annual Meeting (the “Chair”) or (ii) a majority in voting power of the stockholders entitled to at the Annual Meeting, present in person or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.
How do I vote my shares without attending the Annual Meeting?
We ask that stockholders vote by proxy even if they plan to attend the Annual Meeting. If you are a stockholder of record, there are three ways to vote by proxy:
•
by Phone — call the toll-free number 1-800-690-6903 and follow the instructions on your proxy card and the recorded telephone instructions; or

•
by Internet — Following the instructions on the Notice or the proxy card, which you may have received by mail, you can vote by Internet, prior to or at the Annual Meeting before the polls close; or

•
by Mail — You can vote by mail by signing, dating and mailing the proxy card using the return envelope, which you may have received by mail.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 23, 2023.
If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.
How can I attend and vote at the Annual Meeting?
In order to be admitted to the Annual Meeting, you must bring documentation showing that you owned shares of our common stock as of March 27, 2023, the Record Date. Acceptable documentation includes (i) your Notice of Internet Availability of Proxy Materials, and (ii) your proxy card. All attendees must also bring valid photo identification. Stockholders who do not bring the requisite documentation will not be admitted to the Annual Meeting.
Will I be able to ask questions at the Annual Meeting?
As part of the Annual Meeting, we will hold a question-and-answer session, during which we intend to answer appropriate questions submitted during the Annual Meeting and that relate to the matters to be voted on. We intend to reserve up to fifteen minutes before the closing of the polls to address questions submitted. Only stockholders that are present, in person, at the Annual Meeting will be able to submit questions during the Annual Meeting. Additionally, our Annual Meeting will follow general rules of conduct. Under these rules, a stockholder may ask up to two questions, and we will not address questions that are, among other things:
•
irrelevant to the business of the Company or to the business of the Annual Meeting;

•
related to material non-public information of the Company;

•
related to personal grievances;

•
derogatory references to individuals or that are otherwise in bad taste;

•
repetitious statements already made by another stockholder;

•
in furtherance of the stockholder’s personal or business interests; or

•
out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Corporate Secretary in their reasonable judgment.

How does the Board recommend that I vote?
The Board recommends that you vote your shares of common stock FOR each of the director nominees in Proposal No. 1 and FOR each of Proposal Nos. 2, 3, 4 and 5. In addition, at their discretion, the proxies if designated as such are authorized to vote upon such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.
How many votes are required to approve each proposal?
The table below summarizes the proposals that will be voted on, the votes required to approve each item, and how votes are counted:
Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Election of Directors	A plurality of the votes cast affirmatively or negatively at the Annual Meeting by the holders entitled to vote thereon.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None(1)	No(2)
Proposal No. 2:
Approval of Amendments to the 2021 Plan to Remove the Automatic Annual Increase in Shares under the 2021 Plan and add a provision for the recoupment or clawback of awards under the 2021 Plan	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(2)

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 3: Approval of Amendment to the 2021 Plan to Increase the Number of Shares Reserved for Issuance under the 2021 Plan	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(2)
Proposal No. 4: Approval of Amendment to Certificate of Incorporation	The affirmative vote of the holders of a majority in voting power of the total outstanding capital stock of the Company entitled to vote on the amendment to the Fourth Amended and Restated Certificate of Incorporation affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(2)
Proposal No. 5: Ratification of appointment of independent registered public accounting firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(1)	Yes(3)

(1)
A vote marked as “withhold” or “abstain” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.

(2)
As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.

(3)
As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.
Who will count the votes?
Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspector of election.
Can I revoke or change my vote after I submit my proxy?
Yes. Whether you have voted by phone, Internet, or mail if you are a stockholder of record, you may change your vote and revoke your proxy by:
•
sending a written statement to that effect to the attention of our Secretary at our corporate offices, provided such statement is received no later than May 23, 2023 at 11:59 p.m. Eastern time;

•
voting again by Internet at a later time before the closing of those voting facilities at 11:59 p.m., Eastern time, on May 23, 2023;

•
attending and voting at the Annual Meeting on May 24, 2023;

•
submitting a properly signed proxy card with a later date that is received no later than May 23, 2023 at 11:59 p.m. Eastern time; or

•
if you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee.

Your most recent proxy card or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Annual Meeting.
Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.
Are there any rights of appraisal?
None of Delaware law, our fourth amended and restated certificate of incorporation (“Certificate of Incorporation”) or our Bylaws, each as currently in effect, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, you will have no right to dissent and obtain payment for your shares.
Our Principal Executive Offices
Our principal executive offices are located at 450 Bedford Street, Lexington, MA 02420. Our telephone number is (781) 301-6700.

PROPOSAL NO. 1 — ELECTION OF THREE CLASS II DIRECTORS
Board Size and Structure
Our Board of Directors currently consists of seven (7) directors. Our Bylaws provide that the business and affairs of the Company shall be managed by or under the direction of the Board of Directors, which shall consist of not less than three (3) directors and not more than nine (9) directors.
Our Bylaws provide for a Board of Directors divided into three classes, designated as Class I Directors, Class II Directors and Class III Directors, with only one class of directors being elected in each year and each class (except for those directors appointed prior to the Annual Meeting) serving a three-year term.
The term of office of the Class II Directors, consisting of John L. Brooks III, George “Bud” Scholl and Jill Mullan, will expire at the Annual Meeting.
The term of office of the Class III directors, consisting of Christopher Ianelli and Joseph J. Basile, will expire at our 2024 annual meeting of stockholders (“2024 Annual Meeting”).
The term of office of the Class I directors, consisting of Andrew L. Ross and Steven Gullans, will expire at our 2025 annual meeting of stockholders (“2025 Annual Meeting”).
Current Directors and Terms
Our current directors, their respective positions and terms of office are set forth under the heading “Directors and Officers” on page 22 of this Proxy Statement.
Nominees for Class II Directors
Our nominating and corporate governance committee has recommended, and our Board of Directors has approved, John L. Brooks III, as nominee for re-election as a Class II Director, as his current term of service will expire at the Annual Meeting. Mr. Scholl and Ms. Mullan, who currently serve as Class II Directors, will not be continuing as members of the Board of Directors after the Annual Meeting. Our nominating and corporate governance committee also has recommended, and our Board of Directors has approved, Tracy Curley and Theresa L. Mock, as nominees for election as the remaining Class II Directors. If elected by the stockholders at the Annual Meeting, they will each serve for a three-year term expiring at the annual meeting to be held in 2026 (the “2026 Annual Meeting”), or until the election and qualification of their respective successors in office, subject to their earlier death, resignation, or removal.
If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of John L. Brooks III, Tracy Curley and Theresa L. Mock as Class II Directors. We expect that the nominees will serve if elected. However, if a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee who is designated by our Board of Directors to fill the resulting vacancy. If you own your stock through a broker, bank, or other nominee and you do not give voting instructions, then your shares will not be voted on this matter. The Board of Directors has no reason to believe that any of the nominees will be unable to serve.
Information about Board Nominees
This Proxy Statement under the heading “Directors and Officers” on page 17 includes certain biographical information as of March 27, 2023 for each nominee for director, including all positions she or he holds, her or his principal occupation and business experience, and the names of other publicly held companies of which the director or nominee currently serves as a director or has served as a director.
We believe that all of our directors and nominees: display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.
Vote Required
The election of each of the Class II directors requires a plurality of the votes properly cast to be approved.
Board Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS, A VOTE FOR THE ELECTION OF JOHN L. BROOKS III, TRACY CURLEY AND THERESA L. MOCK AS CLASS II DIRECTORS TO HOLD OFFICE UNTIL THE 2026 ANNUAL MEETING, OR UNTIL THE ELECTION AND QUALIFICATION OF THEIR RESPECTIVE SUCCESSORS IN OFFICE, SUBJECT TO THEIR EARLIER DEATH, RESIGNATION OR REMOVAL.

PROPOSAL NO. 2 — APPROVAL OF AMENDMENTS TO THE 2021 PLAN TO (i) REMOVE THE
AUTOMATIC ANNUAL INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK
RESERVED FOR ISSUANCE WITH RESPECT TO AWARDS UNDER THE 2021 PLAN AND (ii) ADD
A PROVISION TO THE 2021 PLAN FOR THE RECOUPMENT OR CLAWBACK OF AWARDS
GRANTED UNDER THE 2021 PLAN
Background
General
In this Proposal No. 2 the stockholders are being asked to approve two amendments to the 2021 Plan. The first amendment is to remove the automatic annual increase in the number of shares of common stock reserved for issuance with respect to awards under the 2021 Plan on each anniversary date of the 2021 Plan, in the event that 5% of the number of shares of our common stock issued and outstanding on that date is more than the number of shares of common stock then currently reserved for issuance under the 2021 Plan (the “Automatic Annual Stock Increase Provision”).
Amendment to Remove Automatic Annual Increase in the Number of Shares of Common Stock Reserved for Issuance under the 2021 Plan
The Automatic Annual Stock Increase Provision was included in our Amended and Restated 2021 Stock Incentive Plan and amended in our Second Amended and Restated 2021 Stock Incentive Plan to clarify certain provisions, for the purpose of providing for an increase in shares of common stock available for the granting of awards to our employees under the 2021 Plan, each year, so that we would have a sufficient number of shares of common stock available for such awards in order to incentivize highly qualified employees to work with us and to allow for a portion of their compensation to be tied to the success of our business. Our Board determined that any annual increase be based on a formula providing for an increase, as applicable, so that the number of shares of common stock reserved for issuance under the 2021 Plan is equal to 5% of the then number of issued and outstanding shares of common stock. In the event that on any date of determination, 5% of the number of issued and outstanding shares is equal to or less than the number of shares then reserved for issuance with respect to awards under the 2021 Plan, there will be no increase in the number of shares of common stock. As a result of the percentage chosen by the Board and the fact that we had 8,814,658 shares of common stock issued and outstanding, on June 16, 2022, the first anniversary date of the 2021 Plan, no additional shares of common stock were reserved for issuance for awards under the 2021 Plan. As of March 27, 2023, the Record Date, there are 30,934 shares of common stock available for the grant of awards under the 2021 Plan. Unless the number of issued and outstanding shares of common stock increases significantly by June 16, 2023, the Automatic Annual Stock Increase Provision will not provide us with any additional shares of common stock for awards under the 2021 Plan and we will not be able to grant any additional awards to employees, which could make it difficult for us to retain our current employees and to also attract new highly qualified employees.
We also believe that it is in the best interests of our stockholders to remove the Automatic Annual Stock Increase Provision because it provides for an annual increase in the number of shares of common stock available for awards under the 2021 Plan without obtaining the approval of our stockholders for the reservation of such additional shares of common stock. For this reason, major proxy advisory services companies such as Glass, Lewis & Co. and Institutional Shareholder Services, generally recommend voting against equity incentive plans that include provisions like the Automatic Annual Stock Increase Provision. Therefore, by removing the Automatic Annual Stock Increase Provision from the 2021 Plan, the 2021 Plan will be more in line with the recommendations of these proxy advisory companies.
Amendment to Add a Provision for Recoupment or Clawback of Awards Granted under the 2021 Plan
On October 26, 2022, the Securities and Exchange Commission (“SEC”) adopted the final Dodd-Frank Act compensation recoupment rules (the “SEC Clawback Rules”). In furtherance thereof, the Nasdaq Stock Market, Inc. (“Nasdaq”) on February 22, 2023, filed new proposed listing standards which require Nasdaq-listed companies to adopt clawback policies that mandate recovery of certain inventive-based compensation awarded to current and former executive officers in the event of an accounting restatement (the “Nasdaq

Clawback Requirements”). While the Nasdaq Clawback Requirements are not yet in effect and require approval by the SEC, it is expected that the Nasdaq Clawback Requirements will be in effect by the fall of 2023. In addition, under the provisions of the Clawback Rules, and as is expected to be required under the Nasdaq Clawback Requirements, each Nasdaq-listed company will be required to file a copy of its applicable clawback policy as an exhibit to its Annual Report on Form 10-K for the year ending December 31, 2023. In the event that the Nasdaq Clawback Requirements become effective, as in the proposal, we would be required to adopt and comply with a written clawback policy, which would provide for the recoupment or clawback of incentive-based compensation received by our current or former executive officers where such payments were based on financial statements that are restated due to material noncompliance with any financial reporting requirement, within three years after paid, regardless of culpability. This includes any incentive-based compensation that a current or former executive officer would not have been entitled to receive had our financial statements been accurately presented and would also include incentive-based compensation tied to stock price and/or total shareholder return. We will be required to adopt a clawback policy no later than 60 days after the effective date of the Nasdaq Clawback Requirements.
Many companies have already adopted clawback policies, on a voluntary basis, but the new SEC Clawback Rules and expected Nasdaq Clawback Requirements, will make it mandatory for all Nasdaq-listed companies to adopt a compensation clawback policy that complies with the Nasdaq Clawback Requirements. Because the Nasdaq Clawback Requirements are unlikely to be in effect prior to the Annual Meeting, our Board has proposed broad-based language to amend the 2021 Plan, which it believes will comply with the expected Nasdaq Clawback Requirements. If for any reason, the language added to the 2021 Plan is not fully compliant with the Nasdaq Clawback Requirements that are approved, we may be required to further amend our 2021 Plan, in the future, so that it is compliant.
Although we have previously awarded incentive-based compensation based on certain financial results, we did not pay any compensation to any of our employees in connection with such awards and they have all lapsed. And while we do not currently intend to issue any additional awards based on our financial results, stock price or total shareholder return, the 2021 Plan permits the grant of such types of awards and, therefore, it is mandatory that we amend the 2021 Plan to add recoupment or clawback language consistent with the clawback policy that we will be required to adopt in order to comply with the expected Nasdaq Clawback Requirements.
The above-described amendments to the 2021 Plan were approved by the Board at a special meeting of the Board on March 24, 2023, and will not be effective unless and until they are approved by our stockholders. If our stockholders do not approve these amendments to the 2021 Plan, the amendments will not take effect (i) the Automatic Annual Stock Increase Provision will be applicable on June 16, 2023, and on each June 16th, thereafter, and (ii) the provisions applicable to the expected to be adopted Nasdaq Clawback Requirements will not be added to the 2021 Plan, unless and until these provisions are amended, in the future, with the approval of the stockholders. The form of Amendment No. 1 to Second Amended and Restated 2021 Stock Incentive Plan which includes these two amendments only is attached as Appendix A to this Proxy Statement.
Explanation of Amendments
Section 5(b) of the 2021 Plan currently provides as follows:
    “(b) Subject to Section 12 of this Plan, the Committee is authorized to grant Awards under this Plan for an aggregate of 608,000 shares of Common Stock; provided that, on each anniversary of the Effective Date thereafter while this Plan is in effect, the number of shares of Common Stock available for the grant of Awards by the Committee shall be adjusted, as applicable, so that the aggregate number of shares of Common Stock available for the grant of Awards under this Plan shall be equal to the greater of (i) the then current number of shares of Common Stock available for the grant of Awards under this Plan and (ii) such number of shares of Common Stock that is equal to 5% of the total number of issued and outstanding shares of Common Stock on such applicable anniversary date.  Any adjustments made to the number of shares of Common Stock reserved for Awards under this Plan, pursuant to the provisions of this Section 5(b), shall not reduce the number of shares of Common Stock available hereunder.”

The Board of Directors has authorized and approved the removal of the automatic annual increase in the number of shares of common stock reserved for issuance under the 2021 Plan on each anniversary date of the 2021 Plan, in the event that 5% of the number of shares of our common stock issued and outstanding on that date is more than the number of shares of common stock then currently reserved for issuance under the 2021 Plan. In the event that Proposal No. 2 is approved by our stockholders at the Annual Meeting, and not giving any effect to the outcome of the vote on Proposal No. 3 being presented to the stockholders at the Annual Meeting, Section 5(b) of the 2021 Plan will, thereafter, read in its entirety as follows:
    “(b) Subject to Section 12 of this Plan, the Committee is authorized to grant Awards under this Plan for an aggregate of 608,000 shares of Common Stock.”
Section 15 of the 2021 Plan currently provides as follows:
“15. Right of Repurchase.
    (a) Repurchase Option; Termination of Award. Unless otherwise set forth in any applicable Award, if, with respect to a Participant, any of the events specified in Section 15(b) below occur, then, within twelve (12) months after the Company receives actual knowledge of the event (the “Repurchase Period”), the Company shall have the right, but not the obligation, to repurchase from the Participant, or his or her legal representative, as the case may be, all or a portion of the shares of Common Stock acquired pursuant to an Award by the Participant, regardless of whether such Participant is then still employed or engaged by, or otherwise has a relationship with the Company (the “Repurchase Option”). The Repurchase Option shall be exercised by the Company by giving the Participant, or his or her legal representative, written notice of its intention to exercise the Repurchase Option on or before the last day of the Repurchase Period.
The Company may exercise its Repurchase Option by tendering to the Participant, or his or her legal representative, or delivering to an escrow account for the benefit of the Participant, or his or legal representative, an amount equal to the price originally paid by the Participant to the Company, subject to adjustment as provided herein, for each share of Common Stock to be repurchased by the Company hereunder. Upon timely exercise of the Repurchase Option in the manner provided in this Section 15(a), the Participant, or his or her legal representative, shall deliver to the Company the stock certificate or certificates representing the shares purchased by the Participant under this Plan, as set forth in (i) and (ii) above, and to be repurchased by the Company hereunder, duly endorsed and free and clear of any and all liens, charges and encumbrances. If the Participant fails to deliver such stock certificate or certificates, the Company shall be entitled to instruct its transfer agent to take such action as may be necessary to remove the requisite number of shares of Common Stock registered in the name of the Participant from the books and records of the Company. The Repurchase Option and any right of the Company to payment pursuant to Section 15 hereof shall be a right of the Company in addition to any and all other rights of the Company and remedies available to the Company, whether at law or in equity. Furthermore, upon the Company receiving actual knowledge of the occurrence of any of the events specified in Section 15(b) below, all Awards to acquire Common Stock granted to such Participant shall immediately terminate and shall thereupon not be exercisable to any extent whatsoever. The Board or, in the case of an employee that is not an executive officer, the President may waive or modify the provisions of this Section with respect to any individual Participant, with regard to the facts and circumstances of any particular situation involving a determination under this Section.
    (b) Triggering Events. The Company shall have the Repurchase Option in the event that any events for Cause shall occur, as determined in good faith by the Board.
    (c) Repurchase Price. In the event that at the time the Company wishes to exercise its Repurchase Option, the Participant ceases to own a sufficient number of shares of Common Stock acquired by him or her under the Plan to satisfy the Company’s Repurchase Option, in addition to performing any obligations necessary to satisfy the Company’s exercise of its Repurchase Option of those shares of Common Stock available for repurchase, the Participant shall be required to deliver to the Company, for each share of Common Stock that is the subject of the Repurchase Option and is not available for repurchase as it has been sold or transferred, an aggregate cash amount, if positive, equal to the difference between the Fair Market Value of each share of Common Stock sold or transferred by the Participant and the price originally paid by the Participant to the Company for each such share of Common Stock so sold or transferred by the

Participant, as adjusted. The Fair Market Value of each share of Common Stock sold or transferred by the Participant shall be determined as of the date of such sale or transfer.”
The Board of Directors has authorized and approved the addition of a provision to the 2021 plan providing for the recoupment or clawback of awards granted under the 2021 Plan in certain circumstances. In the event that Proposal No. 2 is approved by our stockholders at the Annual Meeting, and not giving any effect to the outcome of the vote on Proposal No. 3 being presented to the stockholders at the Annual Meeting, Section 15 of the 2021 Plan will, thereafter, read in its entirety as follows:
“15. Right of Repurchase; Right of Recoupment.
    (a) Repurchase Option; Termination of Award. Unless otherwise set forth in any applicable Award, if, with respect to a Participant, any of the events specified in Section 15(b) below occur, then, within twelve (12) months after the Company receives actual knowledge of the event (the “Repurchase Period”), the Company shall have the right, but not the obligation, to repurchase from the Participant, or his or her legal representative, as the case may be, all or a portion of the shares of Common Stock acquired pursuant to an Award by the Participant, regardless of whether such Participant is then still employed or engaged by, or otherwise has a relationship with the Company (the “Repurchase Option”). The Repurchase Option shall be exercised by the Company by giving the Participant, or his or her legal representative, written notice of its intention to exercise the Repurchase Option on or before the last day of the Repurchase Period.
The Company may exercise its Repurchase Option by tendering to the Participant, or his or her legal representative, or delivering to an escrow account for the benefit of the Participant, or his or legal representative, an amount equal to the price originally paid by the Participant to the Company, subject to adjustment as provided herein, for each share of Common Stock to be repurchased by the Company hereunder. Upon timely exercise of the Repurchase Option in the manner provided in this Section 15(a), the Participant, or his or her legal representative, shall deliver to the Company the stock certificate or certificates representing the shares purchased by the Participant under this Plan, as set forth in (i) and (ii) above, and to be repurchased by the Company hereunder, duly endorsed and free and clear of any and all liens, charges and encumbrances. If the Participant shall fail to deliver such stock certificate or certificates, the Company shall be entitled to instruct its transfer agent to take such action as may be necessary to remove the requisite number of shares of Common Stock registered in the name of the Participant from the books and records of the Company. The Repurchase Option and any right of the Company to payment pursuant to Section 15 hereof shall be a right of the Company in addition to any and all other rights of the Company and remedies available to the Company, whether at law or in equity. Furthermore, upon the Company receiving actual knowledge of the occurrence of any of the events specified in Section 15(b) below, all Awards to acquire Common Stock granted to such Participant shall immediately terminate and shall thereupon not be exercisable to any extent whatsoever. The Board or, in the case of an employee that is not an executive officer, the President may waive or modify the provisions of this Section with respect to any individual Participant, with regard to the facts and circumstances of any particular situation involving a determination under this Section.
    (b) Triggering Events. The Company shall have the Repurchase Option in the event that any events for Cause shall occur, as determined in good faith by the Board.
    (c) Repurchase Price. In the event that at the time the Company wishes to exercise its Repurchase Option, the Participant ceases to own a sufficient number of shares of Common Stock acquired by him or her under the Plan to satisfy the Company’s Repurchase Option, in addition to performing any obligations necessary to satisfy the Company’s exercise of its Repurchase Option of those shares of Common Stock available for repurchase, the Participant shall be required to deliver to the Company, for each share of Common Stock that is the subject of the Repurchase Option and is not available for repurchase as it has been sold or transferred, an aggregate cash amount, if positive, equal to the difference between the Fair Market Value of each share of Common Stock sold or transferred by the Participant and the price originally paid by the Participant to the Company for each such share of Common Stock so sold or transferred by the Participant, as adjusted. The Fair Market Value of each share of Common Stock sold or transferred by the Participant shall be determined as of the date of such sale or transfer.
    (d) Recoupment Policy. All Awards granted under the Plan, all amounts paid under the Plan and all Shares issued under the Plan shall be subject to reduction, recoupment, clawback, or recovery by the Company in accordance with Applicable Laws and with Company policy (whenever adopted) regarding same, whether or not such policy is intended to satisfy the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Sarbanes-Oxley Act, or other Applicable Laws, as well as any implementing regulations and/or listing standards. For purposes hereof, “Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.”
Vote Required
The approval of these amendments to the 2021 Plan requires the affirmative vote of a majority of the votes properly cast. Abstentions will have no effect on the results of this vote.
Board Recommendation
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE RESOLUTIONS TO (i) APPROVE THE AMENDMENT TO THE 2021 PLAN TO REMOVE THE AUTOMATIC ANNUAL INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE WITH RESPECT TO AWARDS UNDER THE 2021 PLAN AND (ii) ADD A PROVISION FOR THE RECOUPMENT OR CLAWBACK OF AWARDS GRANTED UNDER THE 2021 PLAN.

PROPOSAL NO. 3 — APPROVAL OF AN AMENDMENT TO THE 2021 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE WITH RESPECT TO AWARDS GRANTED UNDER THE 2021 PLAN FROM 608,000 SHARES OF COMMON STOCK TO 1,869,500 SHARES OF COMMON STOCK
Background
The stockholders are being asked to approve an amendment to Section 5(b) of the 2021 Plan to increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2021 Plan from 608,000 shares of common stock to 1,869,500 shares of common stock.
We believe strongly that the increase in shares of common stock reserved for issuance with respect to awards granted under the 2021 Plan is essential to our continued success and therefore is in the best interests of the Company and our stockholders. Our employees are our most valuable assets. The Committee believes that grants of stock options, restricted stock units, performance-based restricted stock units and other equity awards under the 2021 Plan help create long-term equity participation in the Company and thereby assist us in attracting, retaining, motivating and rewarding employees, directors, and consultants. The Committee also believes that long-term equity compensation is essential to link executive pay to long-term stockholder value creation.
As of March 27, 2023, the Record Date, there are 30,934 shares of common stock available for the grant of awards under the 2021 Plan. As also explained under Proposal No. 2 above, unless the number of issued and outstanding shares of common stock increases significantly by June 16, 2023, the Automatic Annual Stock Increase Provision will not provide us with any additional shares of common stock for awards under the 2021 Plan and we will not be able to grant any additional awards to employees, which could make it difficult for us to retain our current employees and to also attract new highly qualified employees. Our ability to attract and retain qualified directors to serve on our Board is also contingent on our ability to provide them with compensation in the form of equity which is comparable with the equity compensation provided to directors of other public companies in our industry. This cannot be accomplished without an increase in the 608,000 shares of common stock currently available under the 2021 Plan, which have almost been exhausted. We also note that the Board has determined that it is in the best interests of us and our stockholders to seek the approval of our stockholders for any increases in the number of shares of common stock available for the granting of awards under the 2021 Plan, instead of maintaining the Automatic Annual Stock Increase Provision, which has been presented for the approval of our stockholders for removal from the 2021 Plan, under Proposal No. 2 above. Finally, 1,869,500 shares of common stock, which is the number of shares that the Board has approved to be reserved under the 2021 Plan represents approximately 20.7% of the 9,016,558 shares of common stock issued and outstanding as of March 27, 2023, the Record Date, which the Board has determined reasonable and necessary to properly compensate our employees and directors.
The above-described amendment to the 2021 Plan to increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2021 Plan from 608,000 shares of common stock to 1,869,500 shares of common stock was approved by the Board at a special meeting of the Board on March 24, 2023 and will not be effective unless and until it is approved by our stockholders. If our stockholders do not approve the amendment to the 2021 Plan, the amendment will not take effect, but we may continue to grant rights to purchase shares under the 2021 Plan in accordance with the current terms and conditions of the 2021 Plan; provided, however, that no awards will be made under the 2021 Plan for an aggregate number of shares of common stock in excess of 608,000 shares, unless and until the stockholders approve an amendment increasing the number of shares of common stock that may be awarded under the 2021 Plan. The Board has determined that it is in the best interests of us and our stockholders that this amendment to the 2021 Plan be approved and is asking our stockholders for their approval of this amendment to the 2021 Plan. The form of Amendment No. 1 to Second Amended and Restated 2021 Stock Incentive Plan, which includes this amendment only is attached as Appendix B to this Proxy Statement.

Explanation of Amendment
Section 5(b) of the 2021 Plan currently provides as follows:
    “(b) Subject to Section 12 of this Plan, the Committee is authorized to grant Awards under this Plan for an aggregate of 608,000 shares of Common Stock; provided that, on each anniversary of the Effective Date thereafter while this Plan is in effect, the number of shares of Common Stock available for the grant of Awards by the Committee shall be adjusted, as applicable, so that the aggregate number of shares of Common Stock available for the grant of Awards under this Plan shall be equal to the greater of (i) the then current number of shares of Common Stock available for the grant of Awards under this Plan and (ii) such number of shares of Common Stock that is equal to 5% of the total number of issued and outstanding shares of Common Stock on such applicable anniversary date. Any adjustments made to the number of shares of Common Stock reserved for Awards under this Plan, pursuant to the provisions of this Section 5(b), shall not reduce the number of shares of Common Stock available hereunder.”
The Board of Directors has authorized and approved an increase in the number of shares reserved for issuance with respect to awards granted under the 2021 Plan from 608,000 shares of common stock to 1,869,500 shares of common stock. In the event that Proposal No. 3 is approved by our stockholders at the Annual Meeting, and not giving any effect to the outcome of the vote on Proposal No. 2 being presented to the stockholders at the Annual Meeting, Section 5(b) of the 2021 Plan will, thereafter, read in its entirety as follows:
    “(b) Subject to Section 12 of this Plan, the Committee is authorized to grant Awards under this Plan for an aggregate of 1,869,500 shares of Common Stock; provided that, on each anniversary of the Effective Date thereafter while this Plan is in effect, the number of shares of Common Stock available for the grant of Awards by the Committee shall be adjusted, as applicable, so that the aggregate number of shares of Common Stock available for the grant of Awards under this Plan shall be equal to the greater of (i) the then current number of shares of Common Stock available for the grant of Awards under this Plan and (ii) such number of shares of Common Stock that is equal to 5% of the total number of issued and outstanding shares of Common Stock on such applicable anniversary date. Any adjustments made to the number of shares of Common Stock reserved for Awards under this Plan, pursuant to the provisions of this Section 5(b), shall not reduce the number of shares of Common Stock available hereunder.”
Vote Required
The approval of this amendment to the 2021 Plan requires the affirmative vote of a majority of the votes properly cast. Abstentions will have no effect on the results of this vote.
Board Recommendation
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE RESOLUTION TO APPROVE THE AMENDMENT TO THE 2021 PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE WITH RESPECT TO AWARDS GRANTED UNDER THE 2021 PLAN FROM 608,000 SHARES OF COMMON STOCK TO 1,869,500 SHARES OF COMMON STOCK.

SPECIAL NOTE IN THE EVENT THAT STOCKHOLDERS APPROVE BOTH PROPOSAL NO. 2 AND PROPOSAL NO. 3
In the event that stockholders approve both Proposal No. 2 and Proposal No. 3, Section 5(b) of the 2021 Plan will, thereafter, read in its entirety as follows:
    “(b) Subject to Section 12 of this Plan, the Committee is authorized to grant Awards under this Plan for an aggregate of 1,869,500 shares of Common Stock.”
In the event that stockholders approve both Proposal No. 2 and Proposal No. 3, Section 15 of the 2021 Plan will, thereafter, read in its entirety as follows:
“15. Right of Repurchase; Right of Recoupment.
    (a) Repurchase Option; Termination of Award. Unless otherwise set forth in any applicable Award, if, with respect to a Participant, any of the events specified in Section 15(b) below occur, then, within twelve (12) months after the Company receives actual knowledge of the event (the “Repurchase Period”), the Company shall have the right, but not the obligation, to repurchase from the Participant, or his or her legal representative, as the case may be, all or a portion of the shares of Common Stock acquired pursuant to an Award by the Participant, regardless of whether such Participant is then still employed or engaged by, or otherwise has a relationship with the Company (the “Repurchase Option”). The Repurchase Option shall be exercised by the Company by giving the Participant, or his or her legal representative, written notice of its intention to exercise the Repurchase Option on or before the last day of the Repurchase Period.
The Company may exercise its Repurchase Option by tendering to the Participant, or his or her legal representative, or delivering to an escrow account for the benefit of the Participant, or his or legal representative, an amount equal to the price originally paid by the Participant to the Company, subject to adjustment as provided herein, for each share of Common Stock to be repurchased by the Company hereunder. Upon timely exercise of the Repurchase Option in the manner provided in this Section 15(a), the Participant, or his or her legal representative, shall deliver to the Company the stock certificate or certificates representing the shares purchased by the Participant under this Plan, as set forth in (i) and (ii) above, and to be repurchased by the Company hereunder, duly endorsed and free and clear of any and all liens, charges and encumbrances. If the Participant shall fail to deliver such stock certificate or certificates, the Company shall be entitled to instruct its transfer agent to take such action as may be necessary to remove the requisite number of shares of Common Stock registered in the name of the Participant from the books and records of the Company. The Repurchase Option and any right of the Company to payment pursuant to Section 15 hereof shall be a right of the Company in addition to any and all other rights of the Company and remedies available to the Company, whether at law or in equity. Furthermore, upon the Company receiving actual knowledge of the occurrence of any of the events specified in Section 15(b) below, all Awards to acquire Common Stock granted to such Participant shall immediately terminate and shall thereupon not be exercisable to any extent whatsoever. The Board or, in the case of an employee that is not an executive officer, the President may waive or modify the provisions of this Section with respect to any individual Participant, with regard to the facts and circumstances of any particular situation involving a determination under this Section.
    (b) Triggering Events. The Company shall have the Repurchase Option in the event that any events for Cause shall occur, as determined in good faith by the Board.
    (c) Repurchase Price. In the event that at the time the Company wishes to exercise its Repurchase Option, the Participant ceases to own a sufficient number of shares of Common Stock acquired by him or her under the Plan to satisfy the Company’s Repurchase Option, in addition to performing any obligations necessary to satisfy the Company’s exercise of its Repurchase Option of those shares of Common Stock available for repurchase, the Participant shall be required to deliver to the Company, for each share of Common Stock that is the subject of the Repurchase Option and is not available for repurchase as it has been sold or transferred, an aggregate cash amount, if positive, equal to the difference between the Fair Market Value of each share of Common Stock sold or transferred by the Participant and the price originally paid by the Participant to the Company for each such share of Common Stock so sold or transferred by the

Participant, as adjusted. The Fair Market Value of each share of Common Stock sold or transferred by the Participant shall be determined as of the date of such sale or transfer.
    (d) Recoupment Policy. All Awards granted under the Plan, all amounts paid under the Plan and all Shares issued under the Plan shall be subject to reduction, recoupment, clawback, or recovery by the Company in accordance with Applicable Laws and with Company policy (whenever adopted) regarding same, whether or not such policy is intended to satisfy the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Sarbanes-Oxley Act, or other Applicable Laws, as well as any implementing regulations and/or listing standards. For purposes hereof, “Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.
The form of Amendment No. 1 to Second Amended and Restated 2021 Stock Incentive Plan, which includes the amendments under Proposal No. 2 and Proposal No. 3 is attached as Appendix C to this Proxy Statement.

PROPOSAL NO. 4 — APPROVAL OF AMENDMENT TO OUR FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PERMIT REMOVAL OF DIRECTORS BY STOCKHOLDERS, WITHOUT CAUSE.
Background
Section 3.05 of our Second Amended and Restated Bylaws (“Bylaws”) currently provides as follows, with respect to the right of stockholders to remove a director serving on the Board:
“Section 3.05 Removal. Except as prohibited by applicable law or the Certificate of Incorporation, the stockholders holding a majority of the shares then entitled to vote at an election of directors may remove any director from office with or without cause.”
§141(k) of the Delaware General Corporation Law (“DGCL”) provides with respect to the removal of directors of a Delaware corporation as follows:
“(k)
Any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except as follows:

(1)
Unless the certificate of incorporation otherwise provides, in the case of a corporation whose board is classified as provided in subsection (d) of this section, stockholders may effect such removal only for cause; or

(2)
In the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors, or, if there be classes of directors, at an election of the class of directors of which such director is a part.

Whenever the holders of any class or series are entitled to elect 1 or more directors by the certificate of incorporation, this subsection shall apply, in respect to the removal without cause of a director or directors so elected, to the vote of the holders of the outstanding shares of that class or series and not to the vote of the outstanding shares as a whole.”
At the 2021 Annual Meeting of Stockholders, stockholders approved our having a classified board as provided in subsection (d) of §141 of the DGCL. As a result, pursuant to the provisions of the DGCL, the directors serving on our Board may only be removed by stockholders holding a majority of the shares then entitled to vote at an election of directors, without cause, if our certificate of incorporation permits for this. In order to correct this so that the stockholders are permitted to remove directors from our classified board, without cause, which the Board has determined is the intent as provided in the Bylaws, and which is more favorable to our stockholders, the Board has authorized and approved an amendment to our Fourth Amended and Restated Certificate of Incorporation permitting stockholders to remove a director, without cause.
This amendment to our Fourth Amended and Restated Certificate of Incorporation was approved by the Board at a special meeting of the Board on March 24, 2023, and will not be effective unless and until it is approved by our stockholders. If our stockholders do not approve the amendment to our Fourth Amended and Restated Certificate of Incorporation, the amendment will not take effect, and we will be required to correct our Bylaws to remove the right of stockholders to remove directors from the Board, without cause. The Board has determined that it is in the best interests of us and our stockholders that this amendment to our Fourth Amended and Restated Certificate of Incorporation be approved and is asking our stockholders for their approval of the amendment to Fourth Amended and Restated Certificate of Incorporation. The form of Amendment No. 1 to Fourth Amended and Restated Certificate of Incorporation, which includes this amendment is attached as Appendix D to this Proxy Statement.

Explanation of Amendment
The Board has authorized and approved the addition of a new Section 5.05 to our Fourth Amended and Restated Certificate of Incorporation, which would read in its entirety as follows:
“Section 5.05 Removal of Directors. Except as prohibited by applicable law, the stockholders holding a majority of the shares then entitled to vote at an election of directors may remove any director from office with or without cause.”
Vote Required
The approval of the amendment to our Fourth Amended and Restated Certificate of Incorporation requires the affirmative vote of a majority of the outstanding capital stock of the Company entitled to vote on this amendment to our Fourth Amended and Restated Certificate of Incorporation. Abstentions will have no effect on the results of this vote.
Board Recommendation
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE RESOLUTION TO APPROVE, THE AMENDMENT TO OUR FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PERMIT THE REMOVAL OF DIRECTORS BY STOCKHOLDERS WITHOUT CAUSE.

PROPOSAL NO. 5 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Appointment of Independent Registered Public Accounting Firm
The audit committee of our Board appoints our independent registered public accounting firm. In this regard, the audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s capabilities relative to our business; and the firm’s knowledge of our operations. Wolf & Company, P.C. has served as our independent registered public accounting firm since 2014. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the audit committee has appointed Wolf & Company, P.C. to serve as our independent registered public accounting firm for the year ending December 31, 2023. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the audit committee to reconsider its appointment.
Representatives of Wolf & Company, P.C. are expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
Audit, Audit-Related and All Other Fees
The table below shows the aggregate fees billed for professional services for the audits and audit-related fees of the Company’s annual financial statements included in Form 10-K for the years ended December 31, 2022 and 2021, respectively, by Wolf & Company.
	Year Ended December 31,
	2022	2021
Audit fees(1)	$173,000	$175,500
Audit-related fees(2)	16,500	127,500
All Other Fees	—	—
Total fees	$189,500	$303,000

(1)
This category includes the audit of our annual financial statements, reviews of our financial statements included in our Form 10-Qs and services that are normally provided by our independent registered public accounting firm in connection with its engagements for those fiscal periods.

(2)
This category consists of assurance and related services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consents regarding equity issuances.

Audit Committee’s Pre-Approval Policies and Procedures
The formal written charter for our audit committee requires that the audit committee pre-approve all auditing services and permitted non-audit services to be performed for us by our independent registered public accounting firm, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are approved by our audit committee prior to the completion of the audit). Our audit committee may form and delegate authority to subcommittees of our audit committee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to our full audit committee at its next scheduled meeting.
In 2022, the audit committee adopted policies and procedures for the pre-approval of audit and non-audit services performed by the independent registered public accounting firm pursuant to which the audit committee generally is required to pre-approve the audit and permissible non-audit services performed by the independent registered public accounting firm in order to ensure that the provision of such services does not impair the registered accountants’ independence.
The services provided to us by Wolf & Company, P.C. in fiscal years 2021 and 2022 were provided in accordance with our pre-approval policies and procedures, as applicable.
Audit Committee Report
A brief description of the principal functions of the audit committee is included in this Proxy Statement under the discussion of “Committees of the Board of Directors — Audit Committee.” Under the audit committee charter, the audit committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the annual, quarterly and other financial statements of the Corporation, (2) the independent registered public accounting firm’s qualifications and independence, (3) the performance of the Corporation’s independent registered public accounting firm and (4) the compliance by the Corporation with legal and regulatory requirements. It also shall review and approve all related-party transactions. There were no related-party transactions in 2022 requiring review and approval.
The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022, with management of the Corporation. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with audit committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The audit committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm its independence. Based on the foregoing, the audit committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K and Amendment No. 1 thereto for the fiscal year ended December 31, 2022.
Submitted by the Audit Committee of the Board of Directors:
Mr. John L. Brooks III (Chair of the audit committee)
Mr. Joseph J. Basile
Dr. Steven Gullans
Vote Required
The ratification of the appointment of Wolf & Company, P.C. requires the affirmative vote of a majority of the votes properly cast. Abstentions will have no effect on the results of this vote.
Board Recommendation
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF WOLF & COMPANY, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.

DIRECTORS AND OFFICERS
The following is a list of our directors and executive officers as of March 27, 2023, as well as nominees for Class II Director to be submitted to the vote of our stockholders at the Annual Meeting, along with the specific information required by Rule 14a-3 of the Securities Exchange Act of 1934:
Name	Age	Position
Tracy Curley	61	Chief Executive Officer, Chief Financial Officer, Treasurer and Director Nominee
Benjamin Bielak	54	Chief Information Officer
Andrew L. Ross	74	Chairman of the Board
George “Bud” Scholl	63	Director
Steven Gullans	70	Director
John L. Brooks III	72	Director
Christopher Ianelli	56	Director
Jill Mullan	58	Director
Joseph J. Basile	70	Director
Theresa L. Mock	59	Director Nominee
The biographical information concerning the directors and officers listed above is set forth below.
Tracy Curley has been serving as our Chief Executive Officer, since January 2023, our Chief Financial Officer since August 2020 and as Treasurer since July 2021. Ms. Curley also served as our Interim Chief Executive Officer from September 2022 to January 2023. Ms. Curley is also a nominee to serve as a Class II director, subject to the approval of our stockholders at the Annual Meeting. She was a partner at CohnReznick LLP, a national accounting firm, from September 2017 to June 2020. During her time at CohnReznick, LLP, Ms. Curley led the creation and development of an emerging markets commercial audit practice for the firm in their Boston, MA office. Her practice focused on recruiting and providing audit services to private and public emerging growth companies in the technology and life sciences industries. From November 2014 to August 2017, she also served as a partner at Marcum LLP, a national accounting firm. Ms. Curley led the northeast regional high-tech practice for the firm. She focused on expanding the client base to provide a full range of accounting, tax and advisory services for private and public emerging growth companies in high tech industries such as technology, life sciences and advanced manufacturing. From March 2010 to October 2014, Ms. Curley served as a partner at Moody, Famiglietti & Andronico, LLP (“MFA”), a proactive consulting firm in the greater Boston, MA area with national and global reach. During her time at MFA, Ms. Curley led the creation and development of a public company audit practice focused on recruiting and providing audit services to public emerging growth companies. Ms. Curley serves as President and a board member of the North Shore Technology Council and as a board member of Project Green Schools. Ms. Curley received her Master of Accountancy and Bachelor of Science in Business Administration with a concentration in accounting from Kansas State University. She also attended the United States Military Academy. She is a certified public accountant licensed in the Commonwealth of Massachusetts.
Benjamin Bielak has been serving as our Chief Information Officer since June 2018. He served as the Chief Information Officer at GNS Healthcare, a leading casual machine learning product and services company, from January 2017 to May 2018 and as Director of Academic Technology at Harvard University, from February 2015 to January 2017. Prior to his work at GNS and Harvard, Mr. Bielak was the Chief Information Officer at Dovetail Health, a high-growth product and services company focused on reducing costs through pharmacy-focused interventions, from November 2006 to April 2014. He previously held roles as Manager of Development and Integration at Boston Medical Center and Senior Manager of Technology at Sapient, a global services company, from December 1997 to July 2005. Mr. Bielak holds a Master of Business Administration degree from Bentley University, where his studies focused on change management, and a master’s degree from Boston University in computer science. He maintains two certifications, the College of Healthcare Information Management Executives (CHIME) Certified Healthcare Chief Information

Officer (CHCIO) and the Health Information Management System Society (HIMSS) Certified Professional in Healthcare Information and Management Systems (CPHIMS).
Andrew L. Ross has been serving as our director since 2012. Mr. Ross serves as a Class I Director and his current term will expire at our 2025 annual meeting of stockholders. He has been an entrepreneur and investor for almost 50 years. He developed, financed, owned and managed through controlled entities over two dozen start-ups and diverse commercial real estate assets. Since 2010, Mr. Ross has focused on angel and early-stage investments primarily in biotech and collaborative consumption businesses. He has invested in and advised multiple early-stage enterprises as a seed, angel or A-round investor. Mr. Ross served as a director on the board of Q-State Holdings, Inc., from 2013 to February 2020. He currently serves as a director of RallyPoint Networks, Inc.
George “Bud” Scholl has been serving as our director since 2014. Mr. Scholl serves as a Class II Director and his current term will expire at the Annual Meeting. Mr. Scholl is not a director nominee for election at the Annual Meeting and, therefore, his term as a director will terminate at the time of the Annual Meeting. He has been an entrepreneur for most of his professional life, primarily focused on purchasing and working out distressed assets across a variety of industries and asset types. He has developed and invested in financial, real estate, service and technology companies. Mr. Scholl currently serves as the President and Chief Executive Officer of OneBlood, which was formed in 2012 as a result of a merger he organized when he was Chairman and Chief Executive Officer of the Community Blood Centers of Florida, one of the three largest blood centers in the southeastern United States. Mr. Scholl currently serves on the board of Prothya Biosolutions Belgium B.V. (formally Sanquin Plasma Products B.V.), headquartered in Brussels, Belgium, where he chairs the regulatory committee and OrSense Ltd. headquartered in Tel Aviv, Israel. He also served for four years on the board of HemaCare Corporation until it was acquired by Charles River Laboratories in January 2020. Until September 2021, Mr. Scholl served as the Mayor of the City of Sunny Isles Beach, Florida, where he was elected in 2014 after serving as City Commissioner for 7 years. Mr. Scholl is a graduate of the University of Florida and holds an engineering degree in computer science.
Steven Gullans has been serving as our director since October 2020. Dr. Gullans serves as a Class I Director and his current term will expire at our 2025 annual meeting of stockholders. Dr. Gullans is CEO of Metis Minds, a digital health company, which he recently cofounded. From May 2018 to December 2019, he served as President and Chief Executive Officer and Director of Gemphire Therapeutics, until it was acquired by NeuroBo Pharmaceuticals. While at Gemphire, he oversaw activities related to clinical trials, manufacturing, finances, business development, R&D and intellectual property. Prior to Gemphire, he was Managing Director at Excel Venture Management, LLC (“Excel”), a Boston-based venture capital firm which he co-founded, from March 2008 to May 2018. At Excel, he focused on investing in life science technology companies with a particular interest in disruptive platforms that can impact multiple industries. Prior to Excel, Dr. Gullans co-founded RxGen, Inc., a pharmaceutical services company, where he also served as Chief Executive Officer and a director from February 2004 to February 2008. Prior to that, he was the Chief Scientific Officer of US Genomics, Inc., a company that developed technology to analyze DNA for pathogen detection, from November 2002 to January 2004. Dr. Gullans currently serves as a director at Orionis Biosciences, Navigation Sciences, Alexis Bio and Metis Minds. He was previously a board member of Activate Networks, Inc. which was acquired by Decision Resource Group, nanoMR Inc., which was acquired by DNA Electronics Ltd, Tetraphase Pharmaceuticals, Inc. which went public in 2013, and Molecular Templates, Inc. which was merged into a public entity in 2017, BioTrove which was acquired by Agilent, and NeuroBo Pharmaceuticals. Dr. Gullans was a faculty member at Harvard Medical School and Brigham and Women’s Hospital for almost 20 years. Dr. Gullans holds a B.S. from Union College and a Ph.D. from Duke University.
John L. Brooks III has been serving as our director since June 2021. Mr. Brooks serves as a Class II Director and his current term will expire at the Annual Meeting. Mr. Brooks is a nominee to continue to serve as a Class II Director, subject to the approval of our stockholders at the Annual Meeting. He currently serves as a director of Hemoshear Therapeutics since November 2008, Noxilizer since March 2009, Hygieia since June 2016, Theromics since February 2021 and AltrixBio since December 2021. He served as the chairman of Thermalin, Inc. from January 2009 to December 2021. Mr. Brooks was the President of the NTT division of L-Nutra Inc., a company focused on nutrition and fasting mimicking technologies from March 2021 to May 2022. In January 2012, Mr. Brooks founded Ammonett Pharma and continues to serve on its board of directors since then. He is also a co-founder of Rocky Mountain Biphasic and serves as a director since

April 2022. He has also served as the managing director of Healthcare Capital LLC since February 2007. Previously, Mr. Brooks served as the Chief Executive Officer, President and a director of NeuroBo Pharmaceuticals, Inc. from March 2018 to December 2019 and as the chairman of Cellnovo, Ltd. from 2012 to December 2019. Mr. Brooks is also involved with several non-profit organizations. He currently serves as the Chief Executive Officer and President of Worldwide Network for Innovation in Clinical Education and Research (WNICER) since January 2019 and serves as a director of T1D Exchange since March 2020, the ADA New England Chapter since January 2015, The Diabetes Link since January 2010, and the University of Massachusetts Amherst Foundation since January 2012. Mr. Brooks received his BBA and MSBA in Accounting from the University of Massachusetts Amherst.
Christopher Ianelli served as Chief Executive Officer and President of iSpecimen from July 2009 until September 2022, and has served as a director since July 2009. Dr. Ianelli serves as a Class III Director and his current term will expire at our 2024 annual meeting of stockholders. Dr. Ianelli was a co-founder of and served as Chief Executive Officer of Abkine Pharmaceuticals, Inc., a development stage biopharmaceutical company pioneering innovative approaches to treatment of inflammatory and autoimmune diseases based on disruption of interleukin-16 signaling and chemoattraction from November 2009 to December 2011. Prior to that, Dr. Ianelli served as a Managing Director at Leerink Swann (presently SVB Leerink), a leading healthcare and life science investment bank, where he managed the expansion and delivery of specialized research services and directed strategy to develop new healthcare data and information assets for the firm from August 2003 to March 2008. From 2000 to 2003, Dr. Ianelli was a co-founder and Managing Director of Boston Medical & Scientific Advisors LLC, a specialty healthcare investment research firm ultimately acquired by Leerink. Dr. Ianelli received his Bachelor of Science degree in Biological Sciences from University of Lowell and both his Ph.D. in Immunology and his M.D. from Tufts University. He completed his residency training, including a year as Chief Resident, in Pathology at Brigham & Women’s Hospital and Harvard Medical School. He is well-qualified to serve on our Board due to his extensive experience in operations of biopharmaceutical and technology companies and his expertise in medicine, healthcare and life sciences.
Jill Mullan has been serving as a director since October 2014, and previously served as our Chief Operating Officer from August 2013 to October 2022, and Secretary from November 2012 to October 2022. Ms. Mullan serves as a Class II Director and her current term will expire at the Annual Meeting of stockholders. Ms. Mullan is not a director nominee for election at the Annual Meeting and, therefore, her term as a director will terminate at the time of the Annual Meeting. She joined the Company in 2010 as the Vice President of Marketing. She was a marketing/strategy consultant at AppNeta, a computer software company, from 2008 to 2010. From 2003 to 2008, she was a marketing and business strategy consultant to various technology-based companies including EMC and Planon Software. From 2000 to 2003, Ms. Mullan was on the founding team and Director of Marketing at Storigen Systems, a provider of distributed storage networks, where she built and ran the company’s product marketing, communications, and public relations organization; developed the company’s brand identity and launched several successful products. She was also employed at Avid Technology from 1996 to 2000, most recently as a Director of Product Marketing and Management with product responsibility for Avid’s editing product line. Prior to that, Ms. Mullan worked in product management and engineering roles at IBM, MIPS Computer Systems, and Hewlett Packard. Ms. Mullan formerly served as treasurer and board member of the Westford Education Foundation. She graduated with distinction from Cornell University with a Bachelor of Science in electrical engineering and received a Master of Business Administration from Stanford University with a focus on entrepreneurship and marketing. She is well-qualified to serve on our Board due to her extensive experience in operations, strategy, marketing, product, and business development in technology-based companies.
Joseph J. Basile has been serving as our director since November 2022. Mr. Basile serves as a Class III Director and his current term will expire at our 2024 annual meeting of stockholders. Mr. Basile has an extensive body of work with companies and investors in cross-border and domestic mergers, acquisitions, divestitures, financial restructurings, control and minority investments, joint ventures and strategic alliances in North America, Europe, Asia and Latin America. He has been serving as founder and managing director of Pari Passu M&A Mediation, LLC, an alternative dispute resolution firm, since July 2022, and as a Senior Advisor of Hogan Lovells US LLP, a global law firm, since July 2022. He is also a member of each of the Board of Directors, Executive Committee, and Health Care Task Force of Massachusetts Business Roundtable. Previously, Mr. Basile was a Partner and Co-chair of the Mergers & Acquisitions practice group at Foley Hoag LLP from March 2014 to June 2022. Prior to that, he worked at Weil, Gotshal & Manges LLP as a Partner and from May 2008 to February 2014 and as Managing Partner of Weil’s Boston office from September 2011 to February 2014. From 2000 to 2008, he was a Partner of mergers & acquisitions and financial restructuring practice groups at Bingham McCutchen LLP. Mr. Basile has held several board or committee positions, including as a member of the Board of Trustees (including the Audit Committee and Finance Committee of the Board) of Stonehill College, as a member of Board of Trustees of Saint Columbkille Partnership School, and as a member of Massachusetts State Ethics Commission. He received his A.B. from Stonehill College and J.D. from Harvard Law School. He is well-qualified to serve on the Board due to his extensive experience in mergers & acquisitions and corporate governance.
Theresa L. Mock is a nominee to serve as a Class II Director, subject to the approval of our stockholders at the Annual Meeting. Ms. Mock has extensive experience in the software and technology industries with experience in market strategy, revenue growth, and commercial operations. Since September 2022, Ms. Mock has been an independent consultant for software and technology companies. From January 2020 to April 2022, she served as the Chief Strategy and Marketing Officer at Rave Mobile Safety, a SaaS critical notifications company for corporate security and public safety. From September 2017 to December 2019, Ms. Mock served as the Chief Operating Officer at Cybba, Inc., and from January 2015 to August 2017, she served as Chief Revenue Officer at Ve Interactive North America, both digital marketing agencies. Prior to that, Ms. Mock served in management roles in global marketing and strategy at Deltek, an enterprise software company from November 2011 to December 2014, and OpSec Security, a brand protection technology company from June 2007 to October 2011. Ms. Mock served as a member of the board of directors of G3 VRM Acquisition Corp. (NASDAQ: GGGV), and was on the Audit Committee and the Compensation Committee from April 2021 to July 2022. In her involvement with non-profit organizations, Ms. Mock has served on the board of The Boston Club since January 2017. She has also served on the board of the Boston Chinatown Neighborhood Center, since January 2018, including the Executive Committee, Clerk, and Chair of the Finance Committee. Ms. Mock received her BS and MS in Chemical Engineering from the Massachusetts Institute of Technology, and her MBA from the MIT Sloan School of Management.
Family Relationships
There are no family relationships among any of our executive officers or directors.
Composition of our Board of Directors
Our Board of Directors currently consists of seven directors. Our certificate of incorporation, as amended, and bylaws, as amended, provide that our Board of Directors can consist of not less than three directors nor more than nine directors. Our Board of Directors is divided into three classes, designated as Class I, Class II and Class III Directors, with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the Class I Directors, consisting of Messrs. Ross and Gullans, will expire at our 2025 Annual Meeting. The term of office of the Class II Directors, consisting of Messrs. Brooks and Scholl and Ms. Mullan, will expire at the Annual Meeting. The term of office of the Class III Directors, consisting of Dr. Ianelli and Mr. Basile, will expire at our 2024 annual meeting of stockholders. If the director nominees presented at the Annual Meeting are elected, the Class II Directors, immediately following the Annual Meeting will be Ms. Curley, Mr. Brooks and Ms. Mock, each of whom shall serve until the 2026 Annual Meeting. When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Board of Directors focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.
Director Qualifications
Tracy Curley – The Board believes that Ms. Curley is well-qualified to serve on the Board due to her extensive experience in operations and finance.

Andrew L. Ross – The Board believes that Mr. Ross is well-qualified to serve on the Board due to his extensive experience in investment.
Steven Gullans – The Board believes that Dr. Gullans is well-qualified to serve on the Board due to his extensive experience in biopharmaceutical industries and his expertise in medical and pharmaceutical research.
John L. Brooks III – The Board believes Mr. Brooks is well-qualified to serve on the Board due to his expertise in healthcare and life sciences.
Christopher Ianelli – The Board believes that Dr. Ianelli is well-qualified to serve on the Board due to his extensive experience in operations of biopharmaceutical companies and his expertise in medicine, healthcare and life science.
Joseph Basile – The Board believes that Mr. Basile is well-qualified to serve on the Board due to his extensive experience in a wide range of complex corporate matters, his ability to function well in circumstances involving high stress and ambiguity, and his track record in successfully leading teams and in achieving consensus among individuals holding diverse views.
Theresa L. Mock – The Board believes that Ms. Mock is well-qualified to serve on the Board due to her extensive management experience in the software and technology industries.
Board Diversity Matrix
The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors.
Board Diversity Matrix (as of March 27, 2023)
Part I: Gender Identity	Male	Female	Non-Binary	Did Not Disclose Gender
Directors (7 total)	6	1	-	-
Part II: Demographic Background	Male	Female	Non-Binary	Did Not Disclose Gender
African American or Black	-	-	-	-
Alaskan Native or American Indian	-	-	-	-
Asian	-	-	-	-
Hispanic, Latino or Latina	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	6	1	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Undisclosed	-
Director Independence
As our common stock is listed on the Nasdaq Capital Market, our determination of the independence of directors is made using the definition of “independent director” contained in Nasdaq Listing Rule 5605(a)(2). Our board of directors has affirmatively determined that each of Mr. Ross, Dr. Gullans, Mr. Brooks, Mr. Scholl and Mr. Basile are “independent directors,” as that term is defined in the Nasdaq rules. Under the Nasdaq rules, our Board must be composed of a majority of “independent directors.” Our Board of Directors has also determined that if Ms. Mock is elected to serve on the Board of Directors, she will also be an

“independent director.” Additionally, subject to certain limited exceptions, our Board’s audit, compensation, and nominating and corporate governance committees also must be composed of all independent directors.
Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
To be considered to be independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his capacity as a member of our audit committee, our Board of Directors, or any other committee of our Board of Directors: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.
Board Leadership Structure and Board’s Role in Risk Oversight
Andrew L. Ross is our Chairman of the Board. The Chairman has authority, among other things, to preside over and set the agenda for Board meetings. Accordingly, the Chairman has substantial ability to shape the work of our Board. We believe that the presence of four independent members of our Board ensures appropriate oversight by the Board of our business and affairs. However, no single leadership model is right for all companies and at all times. The Board recognizes that depending on the circumstances, other leadership models, such as the appointment of a lead independent director, might be appropriate. Accordingly, the Board may periodically review its leadership structure. In addition, the Board holds executive sessions in which only independent directors are present.
Our Board is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities. Our principal source of risk falls into two categories, financial and product commercialization.
Our audit committee oversees the management of financial risks; our Board regularly reviews information regarding our cash position, liquidity and operations, as well as the risks associated with each. The Board regularly reviews plans, results and potential risks related to our product offerings, growth, and strategies. Our compensation committee oversees risk management as it relates to our compensation plans, policies and practices for all employees including executives and directors, particularly whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on our company.
Committees of Our Board of Directors
Our Board of Directors directs the management of our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board of Directors and standing committees. We have a standing audit committee, compensation committee, and nominating and corporate governance committee. In addition, from time to time, special committees may be established under the direction of the Board of Directors when necessary to address specific issues.
Audit Committee
We have established an audit committee of the Board of Directors. Dr. Gullans, Mr. Brooks and Mr. Basile currently serve as members of our audit committee, and Mr. Brooks chairs the audit committee. We expect that Dr. Gullans, Mr. Brooks (provided that he is elected to continue as a director at the Annual Meeting) and Mr. Basile, will each continue as members of the audit committee, after the Annual Meeting, Each member of the audit committee is financially literate, and our Board of Directors has determined that Mr. Brooks qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.
We have adopted an audit committee charter that is available to stockholders on the Corporation’s website at https://investors.ispecimen.com/governance-documents, which details the principal functions of the audit committee, including:
➢
reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our Form 10-K;

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discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

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discussing with management major risk assessment and risk management policies;

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monitoring the independence of the independent auditor;

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verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

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reviewing and approving all related-party transactions;

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inquiring and discussing with management our compliance with applicable laws and regulations;

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pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

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appointing or replacing the independent auditor;

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determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

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establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

➢
approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

The Board of Directors reviews the Nasdaq listing standards definition of independence for audit committee members on an annual basis and has determined that all current members of our audit committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards).
The Board of Directors has also determined that Mr. Brooks qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Brooks’ level of knowledge and experience based on a number of factors, including his formal education and experience.
Compensation Committee
We have established a compensation committee of the Board of Directors. Messrs. Brooks and Scholl and Dr. Gullans currently serve as members of our compensation committee. Dr. Gullans chairs the compensation committee. Provided that Mr. Brooks is elected to continue as a director at the Annual Meeting, and Ms. Mock is elected to the Board at the Annual Meeting, we expect Ms. Mock to replace Mr. Scholl as member of our compensation committee and that Dr. Gullans and Mr. Brooks will continue to serve as members of the compensation committee, after the Annual Meeting.
We have adopted a compensation committee charter that is available to stockholders on the Company’s website at https://investors.ispecimen.com/governance-documents, which details the principal functions of the compensation committee, including:
➢
reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

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reviewing and approving the compensation of all our other executive officers;

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reviewing our executive compensation policies and plans;

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implementing and administering our incentive compensation equity-based remuneration plans;

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assisting management in complying with our proxy statement and annual report disclosure requirements;

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approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

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if required, producing a report on executive compensation to be included in our annual proxy statement; and

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reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.
The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.
Nominating and Corporate Governance Committee
We have established a nominating and corporate governance committee of the Board of Directors. Mr. Scholl and Mr. Basile currently serve as members of our nominating and corporate governance committee. Mr. Scholl chairs the nominating and corporate governance committee. We expect Mr. Basile to replace Mr. Scholl as a member of our nominating and corporate governance committee.
We have adopted a nominating and corporate governance committee charter that is available to stockholders on the Corporation’s website at https://investors.ispecimen.com/governance-documents, which details the principal functions of the nominating and corporate governance committee, and which provides that persons to be nominated to serve as directors:
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should have demonstrated notable or significant achievements in business, education or public service;

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should possess the requisite intelligence, education and experience to make a significant contribution to the Board of Directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

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should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The nominating and corporate governance committee will consider several qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board of Directors. The nominating and corporate governance committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating and corporate governance committee does not distinguish between nominees recommended by stockholders and other persons.
Board and Board Committee Meetings and Attendance
During fiscal 2022, our Board met 21 times, the audit committee of the Board met five times, the compensation committee of the Board met eight times and the nominating and corporate governance committee of the Board met three times. In fiscal 2022, each director, other than Joseph Basile, attended at least 75% of the meetings of the Board, while serving as a director. In fiscal 2022, each director attended at least 75% of all meetings of committees of the Board on which he or she served. Mr. Basile, whose service on the Board began on November 28, 2022, did not attend the one meeting of the Board held during his service on the Board in 2022.

Executive Sessions
Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. In addition, at least once a year, the independent directors meet in a private session that excludes management and any non-independent directors. The Chairman of the Board presides at each of these meetings and, in his absence, the non-management and independent directors in attendance, as applicable, determine which member will preside at such session.
Director Attendance at Annual Meeting of Stockholders
We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders.
Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee is or has been an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Board of Directors or compensation committee. See the section titled “Certain Relationships and Related Transactions, and Director Independence” for information about related party transactions involving members of our compensation committee or their affiliates.
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is available on our website at https://investors.ispecimen.com/governance-documents. In addition, we post on our website all disclosures that are required by law or the Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the code. The information contained on, or that can be accessed through, our website is not part of our Proxy Statement, and the inclusion of our website address in this Proxy Statement is an inactive textual reference only.
Communications with the Board
Any stockholder or any other interested party who desires to communicate with our Board of Directors, our non-management directors, or any specified individual director, may do so by directing such correspondence to the attention of the Secretary, iSpecimen Inc., 450 Bedford Street, Lexington, MA 02420. The Secretary will forward the communication to the appropriate director or directors as appropriate.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act, requires the Company’s directors, executive officers and holders of more than 10% of the Company’s common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.
To our knowledge, based solely on a review of copies of Forms 3, 4 and 5 and any amendments thereto filed with the SEC and stockholder reports from our transfer agent and written representations that no other reports were required, during the fiscal year ended December 31, 2022, our officers, directors and 10% or more stockholders complied with all Section 16(a) filing requirements applicable to them except that: (i) Dr. Gullans filed a Form 5 on February 11, 2023 to report a delinquent Form 4 filing with respect to one transaction occurring on October 1, 2022; (ii) Mr. Brooks filed a Form 5 on February 10, 2023 to report a delinquent Form 4 filing with respect to one transaction occurring on October 1, 2022; (iii) Mr. Scholl filed a Form 5 on February 10, 2023 to report a delinquent Form 4 filing with respect to one transaction occurring on October 1, 2022; (iv) Mr. Ross filed a Form 5 on February 10, 2023 to report a delinquent Form 4 filing with respect to one transaction occurring on October 1, 2022; and (v) Ms. Lawrence, who resigned as a director of the Company as of November 15, 2022, filed a Form 5 on February 10, 2023 to report a delinquent Form 4 filing with respect to one transaction occurring on October 1, 2022.

EXECUTIVE COMPENSATION
The following discussion of compensation arrangements should be read with the compensation tables and related disclosures set forth below. This discussion contains forward-looking statements that are based on our current plans and expectations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from the programs summarized in this discussion.
The discussion below includes a review of our compensation decisions with respect to fiscal years 2022 and 2021 for our “named executive officers,” or NEOs, namely our principal executive officer and our three other most highly compensated executive officers.
Summary Compensation Table
The following table sets forth information regarding compensation awarded to, earned by or paid to each of our named executive officers for fiscal years 2022 and 2021.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)(1)	All other compensation ($)	Total ($)
Tracy Curley(2)	2022	$313,385	$—	$—	$77,000(6)	$—	$390,385
Chief Executive Officer, Chief Financial Officer and Treasurer	2021	$282,999	$84,000	$240,153	$—	$—	$607,152
Benjamin Bielak	2022	$301,938	$6,000(5)	$—	$23,100(7)	$—	$331,038
Chief Information Officer	2021	$250,000	$84,000	$300,193	$—	$—	$634,193
Christopher Ianelli(3)	2022	$351,346	$12,000(5)	$—	$—	$2,956	$366,302
Former Chief Executive Officer, Former President and Director	2021	$300,000	$140,000	$330,213	$—	$—	$770,213
Jill Mullan(4)	2022	$328,750	$20,000(5)	$—	$—	$—	$348,750
Former Chief Operating Officer, Former Secretary and Director	2021	$277,500	$113,750	$330,213	$—	$—	$721,463

(1)
The amounts reported in the “Option awards” column reflect the aggregate fair value of stock-based compensation awarded during the year computed in accordance with the provisions of FASB ASC Topic 718. See Note 10 to our financial statements appearing at the end of this prospectus regarding assumptions underlying the valuation of equity awards.

(2)
Tracy Curley has been serving as our Chief Financial Officer since August 2020 and Treasurer since July 2021. She became the Interim Chief Executive Officer on September 21, 2022 and was appointed as the Company’s full-time Chief Executive Officer on January 9, 2023.

(3)
Dr. Ianelli’s positions as Chief Executive Officer and President of the Company were terminated, by the mutual agreement of the Company and D. Ianelli on September 21, 2022. He still serves on the board as a director.

(4)
Ms. Mullan vacated her positions as Chief Operating Officer and Secretary of the Company on October 24, 2022. She still serves on the board as a director.

(5)
The bonus paid in 2022 was earned for performance in 2021.

(6)
Represents the fair value of 100,000 options granted to Trach Curley on November 1, 2022.

(7)
Represents the fair value of 30,000 options granted to Benjamin Bielak on November 1, 2022.

Employment Agreements
We have entered into one-year employment agreements with each of our Chief Executive Officer/Chief Financial Officer, and Chief Information Officer.
Tracy Curley
We entered into an employment agreement with Ms. Curley, effective as of June 21, 2021, which, by its terms, was to expire on June 21, 2022, but was extended until July 29, 2022. We subsequently entered into a First Amended and Restated Executive Employment Agreement on October 24, 2022, continuing her employment as our Chief Financial Officer and appointing her as Interim Chief Executive Officer until such date as her employment is either terminated by the Company or Ms. Curley, as provided under the terms thereunder, and described in further detail below, or earlier terminated upon her death or disability. On January 24, 2023, we entered into Amendment No. 1 the Curley Amended Employment Agreement making a immaterial change in the vesting dates of equity awards granted to her and on March 27, 2023, we entered into Amendment No. 2 to the Curley Amended Employment Agreement (collectively, with the First Amended and Restated Executive Employment Agreement, the “Curley Amended Employment Agreement”) providing that she would serve as a director if requested by the Board and that her service as a director would be terminated upon her termination as Chief Executive Officer, unless otherwise agreed to by the Board. On January 9, 2023, the Board appointed Ms. Curley as our full-time Chief Executive Officer.
Under the terms of the Curley Amended Employment Agreement, Ms. Curley is paid an annual Base Salary (“Base Salary”) of $350,000, which was applied retroactively from June 21, 2022. Additionally, Ms. Curley is eligible for an annual discretionary bonus, solely within the determination of the Board, with a target of 50% of her then current base salary, based on the Company’s overall performance and her achieving certain measures described in the Curley Amended Employment Agreement (the “Curley Target Bonus”). The Curley Target Bonus for fiscal year 2022 was $87,500, based on a pro-rated target of 25% of her Base Salary.
In addition to the Base Salary and Curley Target Bonus described above, Ms. Curley was awarded stock options (“Options”) for a term of 10 years and exercisable for up to 100,000 shares of common stock, under our Amended and Restated 2021 Equity Incentive Plan (the “2021 Plan”), at an exercise price equal to $1.61 per share. These Options vest over four years, vesting with respect to 25,000 shares of common stock on June 21, 2023 and for 2,083 shares of common stock monthly thereafter, until fully vested, subject to Ms. Curley continuing to be employed by the Company on each applicable vesting date. The Options also fully vest upon a Change of Control (as such term is defined in the Plan), as more fully described in the Curley Amended Employment Agreement. Furthermore, if Ms. Curley retires from the Company at or after the age of 66, all unvested equity awards she possesses, upon such retirement, will automatically vest.
The Curley Amended Employment Agreement may be terminated either by the Company or Ms. Curley, with the following termination provisions. If the Company terminates the Curley Amended Employment Agreement for just cause (as such term is defined in the Curley Amended Employment Agreement) or if Ms. Curley terminates the Curley Amended Employment Agreement by giving 30 days’ advance notice (other than for Good Reason (as such term is defined in the Curley Amended Employment Agreement)), Ms. Curley will be entitled to (i) earned but unpaid salary and earned but unpaid bonus through the termination date, (ii) COBRA benefits for up to the applicable statutory period with premium payments made by Ms. Curley, and (iii) other payments which may be required by law (the “Standard Termination Benefits”). If Ms. Curley terminates the Curley Amended Employment Agreement for Good Reason or the Company terminates the Curley Amended Employment Agreement without just cause, Ms. Curley is entitled to, in addition to the Standard Termination Benefits, (x) severance equal to 18 months of her then Base Salary (which will be reduced to 12 months of her then Base Salary, if such termination occurs more than one year after the Company appoints a new Chief Executive Officer and Ms. Curley no longer serves as Interim Chief Executive Officer) and (y) COBRA benefits for the period during which she receives severance payments, with the Company providing Ms. Curley with continuation coverage upon the same terms and conditions as if she were still an active employee of the Company. Such severance payments will be made in bi-weekly installments and Ms. Curley’s right to receive such payments is conditioned upon her executing and delivering to the Company a customary general release. In the event of a Change of Control (as such term is defined in the Curley Amended Employment Agreement), and a termination of Ms. Curley’s employment without just cause or her resignation for Good Reason, in either case, within 12 months after such Change of Control, Ms. Curley will be entitled to the Standard Benefits and 18 months of severance payments. Ms. Curley’s right to receive such payments is conditioned upon her executing and delivering to the Company a customary general release. In the event of the termination of the Curley Amended Employment Agreement, as a result of her death or disability, she will be entitled to the Standard Termination Benefits.
The Curley Amended Employment Agreement also contains customary noncompetition and non-solicitation covenants, provisions regarding the protection of confidential information and commitments to assign to use any inventions developed during Ms. Curley’s employment, which are contained in a separate First Restated Noncompetition, Nonsolicitation, Nondisclosure and Inventions Agreement between Ms. Curley and the Company, also dated October 24, 2022.

Benjamin Bielak
We entered into an employment agreement with Mr. Bielak, effective as of June 21, 2021, which, by its terms, was to expire on June 21, 2022, but was extended until July 29, 2022. We subsequently entered into a First Amended and Restated Executive Employment Agreement with Mr. Bielak on October 24, 2022, continuing his employment as our Chief Information Officer until such date as his employment is either terminated by the Company or Mr. Bielak, as provided under the terms of the Bielak Amended Employment Agreement, and described in further detail below, or earlier terminated upon his death or disability.
Under the terms of the Bielak Amended Employment Agreement, Mr. Bielak is paid an annual Base Salary of $326,000, which was applied retroactively from June 21, 2022. Additionally, Mr. Bielak is eligible for an annual discretionary bonus, solely within the determination of the Board, with a target of 40% of his then current Base Salary, based on the Company’s overall performance and his achieving certain measures described in the Bielak Amended Employment Agreement (the “Bielak Target Bonus”). The Bielak Target Bonus for fiscal year 2022 was $65,200 based on a pro-rated target of 20% of his Base Salary.
In addition to the Base Salary and Bielak Target Bonus described above, Mr. Bielak was awarded Options for a term of 10 years and exercisable for up to 30,000 shares of common stock, under the 2021 Plan, at an exercise price of $1.61 per share. These Options vest over four years, vesting with respect to 7,500 shares on June 21, 2023 and for 625 shares of common stock monthly thereafter, until fully vested, subject to Mr. Bielak continuing to be employed by the Company on each applicable vesting date.
The Bielak Amended Employment Agreement may be terminated either by the Company or Mr. Bielak, with the following termination provisions. If the Company terminates the Bielak Amended Employment Agreement for just cause (as such term is defined in the Bielak Amended Employment Agreement”) or if Mr. Bielak terminates the Bielak Amended Employment Agreement by giving 30 days’ advance notice (other than for Good Reason (as such term is defined in the Bielak Amended Employment Agreement)), Mr. Bielak will be entitled to the Standard Termination Benefits. If Mr. Bielak terminates the Bielak Amended Employment Agreement for Good Reason or the Company terminates the Bielak Amended Employment Agreement without just cause, Mr. Bielak is entitled to, in addition to the Standard Termination Benefits, (x) severance equal to 12 months of his then Base Salary, (y) a bonus payment equal to 40% of his then Base Salary, pro-rated based on the number of days Mr. Bielak was employed during the year of termination of his employment and (z) COBRA benefits for the period during which he receives severance payments, with the Company providing Mr. Bielak with continuation coverage upon the same terms and conditions as if he were still an active employee of the Company. Such severance payments will be made in bi-weekly installments and Mr. Bielak’s right to receive such payments is conditioned upon his executing and delivering to the Company a customary general release.
The Bielak Amended Employment Agreement also contains customary noncompetition and non-solicitation covenants, provisions regarding the protection of confidential information and commitments to assign to use any inventions developed during Mr. Bielak’s employment, which are contained in a separate First Restated Noncompetition, Nonsolicitation, Nondisclosure and Inventions Agreement between Mr. Bielak and the Company, also dated October 24, 2022.
Separation Agreements
Christopher Ianelli
On October 24, 2022, we entered into Separation Agreement with Dr. Ianelli (the “Ianelli Separation Agreement”), in connection with his termination as our Chief Executive Officer and President. Under the terms of the Ianelli Separation Agreement, Dr. Ianelli was paid all accrued salary earned through October 24, 2022 (the “Ianelli Separation Date”). Dr. Ianelli is also receiving the following additional benefits under the terms of the Ianelli Separation Agreement:
(i)   Severance equal to 12 months of his base salary for a total of $350,000, which is payable in 12 equal monthly payments after the Ianelli Separation Date through October 2024.

(ii)   Payment by the Company for all COBRA health and dental insurance premiums for the entire period for which Dr. Ianelli is eligible for COBRA benefits; provided, however, that he is required to notify the Company if he becomes covered under another employer’s group health plan or otherwise ceases to be eligible for COBRA benefits, upon which the Company shall no longer be required to pay for such COBRA benefits.
(iii)   Vesting of Restricted Stock Units (“RSU’s), for 13,021 shares of the 31,250 shares of common stock which were unvested as of the Ianelli Separation Date, was accelerated with Dr. Ianelli being issued 13,021 shares of common stock, for which he was required to pay all applicable taxes in connection with the vesting of those RSUs.
Dr. Ianelli will continue to serve on the Board for as long as he continues to be elected to the Board, unless he resigns or is removed sooner.
The Ianelli Separation Agreement also requires Dr. Ianelli to comply with his continuing obligations under the Noncompetition, Nonsolicitation, Nondisclosure and Inventions Agreement executed by Dr. Ianelli on June 21, 2021, the form of which was filed as an exhibit to the form of Dr. Ianelli’s Executive Employment Agreement filed as Exhibit 10.25 to the Company’s Registration Statement on Form S-1 (Reg. No. 333-250198), which was declared effective by the Commission on June 16, 2021. The Ianelli Separation Agreement also contains customary mutual releases by Dr. Ianelli and the Company.
Jill Mullan
On October 24, 2022, we entered into a Separation Agreement with Ms. Mullan (the “Mullan Separation Agreement”), in connection with her termination as our Chief Operating Officer. Under the terms of the Mullan Separation Agreement, Ms. Mullan was paid all accrued salary earned through October 24, 2022 (the “Mullan Separation Date”). Ms. Mullan is also receiving the following additional benefits under the terms of the Mullan Separation Agreement:
(i)   Severance equal to 12 months of her base salary for a total of $325,000, which is payable in 12 equal monthly payments after the Separation Date through October 2024.
(ii)   Payment by the Company for all COBRA health and dental insurance premiums for the entire period for which Ms. Mullan is eligible for COBRA benefits; provided, however, that she is required to notify the Company if she becomes covered under another employer’s group health plan or otherwise ceases to be eligible for COBRA benefits, upon which the Company shall no longer be required to pay for such COBRA benefits.
(iii)   Vesting of Restricted Stock Units (“RSU’s), for 13,021 shares of the 31,250 shares of common stock which were unvested as of the Mullan Separation Date, was accelerated with Ms. Mullan being issued 13,021 shares of common stock, for which she was required to pay all applicable taxes in connection with the vesting of those RSUs.
Ms. Mullan will continue to serve on the Board for as long as she continues to be elected to the Board, unless she resigns or is removed sooner.
The Mullan Separation Agreement also requires Ms. Mullan to comply with her continuing obligations under the Noncompetition, Nonsolicitation, Nondisclosure and Inventions Agreement executed by Ms. Mullan on June 21, 2021, the form of which was filed as an exhibit to the form of Ms. Mullan’s Executive Employment Agreement filed as Exhibit 10.26 to the Company’s Registration Statement on Form S-1 (Reg. No. 333-250198), which was declared effective by the Commission on June 16, 2021. The Mullan Separation Agreement also contains customary mutual releases by Ms. Mullan and the Company, which will not become effective in the event that Ms. Mullan revokes her execution of the Mullan Separation Agreement, during the Mullan Revocation Period
Indemnification Agreements
We have entered into indemnification agreements with our directors and executive officers that require us to indemnify them against expenses, judgments, fines, settlements and other amounts that any such person becomes legally obligated to pay (including with respect to a derivative action) in connection with any proceeding, whether actual or threatened, to which such person may be made a party by reason of the fact that such person is or was a director or officer of us or any of our affiliates, provided such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, our best interests. We maintain a directors’ and officers’ liability insurance policy. The policy insures directors and officers against unindemnified losses arising from certain wrongful acts in their capacities as directors and officers and reimburses us for those losses for which we have lawfully indemnified the directors and officers. The policy contains various exclusions.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information regarding all outstanding stock options and RSUs held by each of our named executive officers as of December 31, 2022:
	Option Awards				Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares of units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)(3)
Tracy Curley	—	100,000	$1.61	October 31, 2032	22,728 (1)	$31,137
Benjamin Bielak	—	30,000	$1.61	October 31, 2032	28,410 (2)	$38,922
Benjamin Bielak	4,396	—	$1.00	July 27, 2028	—	—
Benjamin Bielak	1,127	282	$1.00	April 26, 2029	—	—

(1)
Represents the unvested portion of the 37,879 RSUs granted on June 21, 2021, which is to vest in equal installments on the first five anniversaries of the grant date, subject to the executive’s continued service through each applicable vesting date.

(2)
Represents the unvested portion of the 47,341 RSUs granted on June 21, 2021, which is to vest in equal installments on the first five anniversaries of the grant date, subject to the executive’s continued service through each applicable vesting date.

(3)
Valuations are based on $1.37 per share, which was the last trading price for a share of the Company’s common stock on the NASDAQ on December 30, 2022.

Changes in Control
There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.
Compensation Committee Report Sessions
The compensation committee of the Board is currently comprised of Dr. Gullans and Messrs. Brooks and Scholl, each of whom the Board has determined to be independent. This report shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Corporation specifically incorporates the information contained in this section by reference and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.
The compensation committee has reviewed and discussed with management the disclosure regarding executive compensation contained in this proxy statement for the Annual Meeting. Based on the review and discussions, the compensation committee recommended to the Board that such disclosure be included in this proxy statement.
This Compensation Report has been furnished by the Compensation Committee of the Board.
Dr. Steven Gullans (Chair of the compensation committee)
Mr. John Brooks
Mr. George “Bud” Scholl

DIRECTOR COMPENSATION
Non-Employee Director Compensation
The following table sets forth information regarding the total compensation paid to our current non-employee directors during 2022 for their service on our Board. Our directors who are employed by us do not receive any additional compensation for serving on our Board.
Name and Principal Position	Fees earned or paid in cash ($)	Stock awards($)	Option awards ($)(9)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total($)
Andrew L. Ross, Chairman of the Board(1)	$20,000	$1,088(10)	$—	—	—	—	$21,088
George “Bud” Scholl(2) Director	$20,000	$1,088(11)	$—	—	—	—	$21,088
Steven Gullans(3) Director	$20,000	$1,088(12)	$—	—	—	—	$21,088
John L. Brooks(4) Director	$20,000	$1,088(13)	$—	—	—	—	$21,088
Christopher Ianelli(5) Director	$3,641	$—	$—	—	—	—	$3,641
Jill Mullan(6) Director	$3,641	$—	$—	—	—	—	$3,641
Joseph J. Basile(7) Director	$1,793	$—	$663 (14)	—	—	—	$2,456
Margaret H. Lawrence(8) Director	$17,500	$—	$—	—	—	—	$17,500

(1)
Andrew L. Ross has been serving as our director since January 2012.

(2)
George “Bud” Scholl has been serving as our director since February 2014.

(3)
Steven Gullans has been serving as our director since October 2020.

(4)
John L. Brooks III has been serving as our director since June 2021.

(5)
Dr. Ianelli’s positions as Chief Executive Officer and President of the Company were terminated, by the mutual agreement of the Company and Dr. Ianelli on September 21, 2022. He became a non-employee director on October 24, 2022.

(6)
Ms. Mullan vacated her positions as Chief Operating Officer and Secretary of the Company on October 24, 2022. She became a non-employee director on October 24, 2022.

(7)
Joseph J. Basile was appointed a director on November 28, 2022.

(8)
Margaret H. Lawrence had been serving as our director since June 2021. She resigned from the board on November 15, 2022.

(9)
The amounts reported in the “Option awards” column reflect the aggregate fair value of stock-based compensation awarded during the year computed in accordance with the provisions of FASB ASC Topic 718.

(10)
The aggregate number of Restricted Stock Units (RSUs) awarded in 2022 was 625. None was outstanding as of December 31, 2022.

(11)
The aggregate number of Restricted Stock Units (RSUs) awarded in 2022 was 625. None was outstanding as of December 31, 2022.

(12)
The aggregate number of Restricted Stock Units (RSUs) awarded in 2022 was 625. None was outstanding as of December 31, 2022.

(13)
The aggregate number of Restricted Stock Units (RSUs) awarded in 2022 was 625. None was outstanding as of December 31, 2022.

(14)
The aggregate number of stock options outstanding as of December 31, 2022 was 1,668.

On July 30, 2021, our Board of Directors adopted and approved a director compensation policy (the “Initial Non-Employee Director Compensation Policy”), which provided for each of the non-employee directors (i) an annual retainer of $20,000, payable quarterly, (ii) equity compensations (including NSOs with a vesting schedule of three years to purchase 13,525 shares of common stock at the fair market value and annual restricted stock units (“RSUs”) which vested in four equal quarterly tranches) under the 2021 Plan, and (iii) travel expense reimbursement. The Initial Non-Employee Director Compensation Policy was amended, as of November 30, 2022, in an Amended and Restated Non-Employee Director Compensation Policy. The Amended and Restated Non-Employee Director Compensation Policy provides for each of the non-employee directors:
(i)   an initial non-qualified ten-year stock option grant upon commencement of service on the Board equal to (x) 834 shares multiplied by (y) the number of months (including the month of commencement of service on the Board) that such director will serve during his or her first calendar year at an exercise price equal to 100% of the fair market value of our common stock vesting in four equal quarterly installments and subject to certain adjustments;
(ii)   an annual non-qualified ten-year stock option grant on each January 2nd equal to 10,000 shares of our common stock at an exercise price equal to 100% of the fair market value of our common stock vesting in four equal quarterly installments and subject to certain adjustments;
(iii)   an annual cash retainer of $20,000 plus an additional (x) $7,500 for each Board committee on which a director serves as chair and (y) $3,500 for each Board committee on which a director serves, but is not chair, which cash retainer is payable in for equal quarterly payments; and
(iv)   travel expense reimbursement.
Equity Incentive Plans
Our Board has adopted, and our stockholders have approved, the 2013 Plan and 2021 Plan. The number of shares issued, number of shares reserved for issuance, number of shares underlying outstanding stock options and number of shares remaining available for future issuance under each plan, as of December 31, 2022, are as follows:
Plan	Number of Shares Reserved for Issuance	Number of Shares Issued	Number of Shares underlying Outstanding Options	Number of Shares Remaining Available for Future Issuance
2013 Stock Incentive Plan	309,029	308,942	134,661	87
2021 Stock Incentive Plan	608,000	485,985	95,243	122,015
2013 Stock Incentive Plan
The 2013 Stock Incentive Plan was adopted by our Board of Directors and approved by our stockholders on April 12, 2013 to enhance our ability to attract, retain and motivate employees, officers, directors, consultants and advisors by providing such persons with equity ownership opportunities and performance-based incentives. The 2013 Stock Incentive Plan similarly authorizes options, restricted stock, restricted stock units and other stock-based awards and grants our Board of Directors, or any committee to which the Board of Directors delegates such authority, the sole discretion in administering, interpreting, amending or accelerating the 2013 Stock Incentive Plan. Further, our Board of Directors may delegate to one or more officers of the Company the power to grant awards and exercise such other powers under the 2013 Stock Incentive Plan as the Board of Directors may determine, provided, that the maximum number of awards to be granted and the maximum number of shares issuable to any one participant by such officer or officers are fixed by the Board of Directors. No officer may designate himself or herself as a recipient of any such awards.
Awards may be made under the 2013 Stock Incentive Plan for up to 309,029 shares of our common stock. The shares of common stock underlying any unexercised award shall again be available for the grant of awards under the 2013 Stock Incentive Plan, subject to any limitations under the Code. No participant may be granted awards, over the ten-year term of the 2013 Stock Incentive Plan, equating to more than an aggregate of 50% of the shares of common stock available under the 2013 Stock Incentive Plan.

Our Board of Directors may grant participants of the 2013 Stock Incentive Plan options to purchase our common stock and determine the terms of such options (including the number of shares of common stock to be covered by each option, the exercise price of each option and the conditions and limitations applicable to the exercise of each option). Incentive stock options and nonqualified stock options to purchase common stock may also be awarded under the 2013 Stock Incentive Plan. Any incentive stock options that, in the aggregate, become exercisable for the first time in any one calendar year for shares of common stock with an aggregate fair market value of more than $100,000 are deemed to be nonstatutory or nonqualified stock options. These options may not be granted at less than the fair market value of our common stock (or 110% of the fair market value if an incentive stock option is granted to any stockholder who owns beneficially more than 10% of the voting power of all classes of the issued and outstanding stock).
Our Board of Directors may also grant shares of restricted stock or restricted stock units. Participants holding shares of restricted stock are entitled to all ordinary cash dividends paid with respect to such shares unless otherwise provided by our Board of Directors. Further, within 120 days of the termination of a participant’s employment, for any reason, the Company may purchase any shares of unvested restricted stock awards at the lower of the original purchase or issue price to the participant, or the fair market value.
In addition, other stock-based awards including stock appreciation rights, bonus stock, phantom stock awards and stock units may be issued, entitling recipients to receive shares of common stock to be delivered in the future. Such other stock-based awards may be available as a form of payment in the settlement of other awards granted under the 2013 Stock Incentive Plan or as payment in lieu of compensation to which a participant is otherwise entitled. The 2013 Stock Incentive Plan also provides for substitute awards (the “2013 Substitute Awards”), which may be issued in connection with a merger or acquisition. The 2013 Substitution Awards may substitute any options or other stock or stock-based awards granted by any merged or acquired entity or its affiliate on such terms as our Board of Directors deems appropriate.
In the event of any stock split, reverse stock split, reclassification of shares, spin-off or similar change in capitalization or any dividend or distribution other than an ordinary cash dividend, the number and class of securities, exercise price per share and the terms of each outstanding award are to be adjusted equitably by the Company as determined by our Board of Directors. In the event of a reorganization, merger liquidation or similar transaction, the Board of Directors as the discretion to provide that awards are assumed, substituted, terminated immediately prior to the consummation of such event, declare them exercisable or provide cash consideration for such award.
We have the right to repurchase awards in the event a participant is terminated or leaves the Company, regardless of the reason or cause.
Repricing of Stock Options
In September 2020, our Board of Directors approved the repricing of all outstanding stock options to purchase an aggregate of 253,349 shares of common stock at an exercise price of $1.00 per share.
Second Amended and Restated 2021 Stock Incentive Plan
On June 16, 2021, our Board of Directors and stockholders approved the 2021 Plan. Our Board of Directors approved certain amendments to the 2021 Plan, which were approved by the stockholders on May 25, 2022. The following is a summary of the principal features of the 2021 Plan.
The purpose of the 2021 Plan is to enable us to offer our employees, officers, directors and consultants whose past, present and/or potential future contributions to us have been, are, or will be important to its success, an opportunity to acquire a proprietary interest in our Company. The various types of incentive awards that may be provided under the plan are intended to enable our Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its business.
The 2021 Plan grants our Board of Directors, or any committee to which the Board of Directors delegates such authority, the sole discretion in administering, interpreting, amending or accelerating the 2021 Plan. The committee is comprised solely of “non-employee” directors, as defined in Rule 16b-3 under the Exchange Act.

Subject to the provisions of the 2021 Plan, the committee will determine, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.
There are 608,000 shares of common stock available for issuance under the 2021 Plan. The number of shares of common stock is subject to an annual increase on each anniversary of the 2021 Plan so that the aggregate amount of shares of common stock reserved under the 2021 Plan is equal to the greater of (i) the number of shares of common stock then reserved under the 2021 Plan or (ii) 5% of the total issued and outstanding number of our shares of common stock as of such anniversary. The maximum number of shares of common stock that may be awarded under the 2021 Plan as incentive stock options is 608,000 shares. Shares of common stock subject to other awards that are forfeited or terminated will be available for future award grants under the 2021 Plan. If a holder pays the exercise price of a stock option by surrendering any previously owned shares of common stock or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the stock option exercise, the number of shares available under the plan may be increased by the lesser of (i) the number of such surrendered shares and shares used to pay taxes; and (ii) the number of shares purchased under such stock option.
We may grant awards under the 2021 Plan to employees, officers, directors, and consultants who are deemed to have rendered, or to be able to render, significant services to us and who are deemed to have contributed, or to have the potential to contribute, to its success. An incentive stock option may be granted under the plan only to a person who, at the time of the grant, is an employee of our Company or our subsidiaries.
Options. The 2021 Plan provides both for “incentive” stock options as defined in Section 422 of the Code, and for options not qualifying as incentive options, both of which may be granted with any other stock-based award under the plan. The committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of our stock may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all shares of common stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year (under all of the plans), measured at the date of the grant, may not exceed $100,000.
An incentive stock option may only be granted within 10 years from the effective date of the 2021 Plan. An incentive stock option may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of our stock.
Stock Appreciation Rights. Under the 2021 Plan, we may grant stock appreciation rights to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash, or we may grant them alone and unrelated to an option. In conjunction with non-qualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value equal to the excess fair market value of one share of common stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights. The granting of a stock appreciation right in tandem with a stock option will not affect the number of shares of common stock available for awards under the plan. In such event, the number of shares available for awards under the plan will, however, be reduced by the number of shares of common stock acquirable upon exercise of the stock option to which the stock appreciation right relates.
Restricted Stock. Under the 2021 Plan, we may award shares of restricted stock either alone or in addition to other awards granted under the plan. The committee determines the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price (if any) to be paid for the restricted stock by the person receiving the stock from us, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock awards.
The 2021 Plan will require that all shares of restricted stock awarded to the holder remain in our physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted stock have been fulfilled. We will retain custody of all dividends and distributions made or declared with respect to the restricted stock during the restriction period. A breach of any restriction regarding the restricted stock will cause a forfeiture of the restricted stock and any retained dividends and distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a stockholder, including the right to vote the shares.
Restricted Stock Units. Under the 2021 Plan, we may also award restricted stock units. Restricted stock units are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the committee, which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. Restrictions or conditions could also include, but are not limited to, the attainment of performance goals, continuous service with our Company, the passage of time or other restrictions or conditions. The committee determines the persons to whom grants of restricted stock units are made, the number of restricted stock units to be awarded, the time or times within which awards of restricted stock units may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock units awards. The value of the restricted stock units may be paid in shares, cash, or a combination of both, as determined by the committee.
Other Stock-Based Awards. Under the 2021 Plan, we may grant other stock-based awards, subject to limitations under applicable law that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of our subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the 2021 Plan or any of our other plans.
Proposed Amendments to the 2021 Plan. The Board at a special meeting of the Board on March 24, 2023, authorized and approved three amendments to the 2021 Plan. The first amendment, if approved by stockholders at the Annual Meeting, will remove the automatic annual increase in shares of common stock reserved under the 2021 Plan for issuance, with respect to awards granted under the 2021 Plan. The second amendment, if approved by stockholders at the Annual Meeting, would add a provision to the 2021 Plan providing for the recoupment or clawback of awards granted under the 2021 Plan, in certain circumstances, in order to comply with a proposed new Nasdaq listing requirement which is expected to be adopted by Nasdaq in order to comply with the SEC Clawback Rule. The third amendment, if approved by stockholders, would increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2021 Plan from 608,000 shares of common stock to 1,869,500 shares of common stock. Each of these amendments will only become effective, if approved by stockholders at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth certain information regarding the beneficial ownership of our outstanding shares of common stock, as of March 27, 2023 by: (i) each of our directors, (ii) each of our named executive officers (as defined by Item 402(a)(3) of Regulation S-K promulgated under the Exchange Act), (iii) all of our directors and named executive officers as a group, and (iv) each person known to us to beneficially own more than 5% of our outstanding shares of common stock.
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our common stock outstanding on that date and all shares of our common stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within sixty (60) days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent that power may be shared with a spouse.
Beneficial Ownership of Our Common Stock
Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(3)
Directors and Executive Officers
Common Stock	Andrew L. Ross(1)	1,336,730(4)	14.8%
Common Stock	Christopher Ianelli(1)	427,950(5)	4.7%
Common Stock	Jill Mullan(1)	248,817(6)	2.8%
Common Stock	Benjamin Bielak(1)	44,025(7)	**
Common Stock	Tracy Curley(1)	22,412(8)	**
Common Stock	George “Bud” Scholl(1)	855,621(9)	9.5%
Common Stock	Steven Gullans(1)	15,894(10)	**
Common Stock	John L. Brooks III(1)	13,640(11)	**
Common Stock	Joseph J. Basile(1)	2,980(12)	**
Common Stock	All Directors and Officers as a Group (9 persons)	2,968,069	32.7%
5% or Greater Stockholders
Common Stock	OBF Investments(1)	841,981	9.3%
Common Stock	James G. Wolf(2)	790,730(13)	8.8%
** Less than 1%
(1)
The address is: 450 Bedford St. Suite 1010, Lexington, MA 02420.

(2)
The address is 105 Flyway Drive, Kiawah Island, SC 29455.

(3)
The calculation of the percentage of beneficial ownership is based on 9,016.558 shares of common stock outstanding as of March 27, 2023.

(4)
Includes 125 shares of common stock issuable upon vesting of restricted stock units (“RSUs”), which vest within 60 days of March 27, 2023. Additionally, includes 7,890 shares of common stock issuable upon exercise of vested stock options at an exercise price of $8.00 per share and 2,500 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.41 per share, which are exercisable within 60 days of March 27, 2023. Does not include 6,672 shares of common stock issuable upon exercise of vested stock options at an exercise price of $8.00 per share and 7,500 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.41 per share, none of which are exercisable within 60 days of March 27, 2023.

(5)
Includes 92 shares of common stock issuable upon vesting of RSUs, which vest within 60 days of March 27, 2023. Additionally, includes 2,500 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.00 per share, which are exercisable within 60 days of March 27, 2023 and does not include 7,500 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.00 per share, none of which are exercisable within 60 days of March 27, 2023.

(6)
Includes 92 shares of common stock issuable upon vesting of restricted stock units (“RSUs”), which vest within 60 days of March 27, 2023. Additionally, includes 2,500 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.00 per share, which are exercisable within 60 days of March 27, 2023 and does not include 7,500 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.00 per share, none of which are exercisable within 60 days of March 27, 2023.
(7)
Includes 6,087 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.00 per share, all of which are exercisable within 60 days of March 27, 2023. Does not include 28,409 shares of common stock issuable upon vesting of RSUs, which do not vest within 60 days of March 27, 2023. Additionally, does not include 30,000 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.61 per share, none of which are exercisable within 60 days of March 27, 2023.

(8)
Does not include 22,729 shares of common stock issuable upon vesting of RSUs, which do not vest within 60 days of March 27, 2023. Additionally, does not include 100,000 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.61 per share, none of which are exercisable within 60 days of March 27, 2023.

(9)
Consists of 841,981 shares of common stock owned by OBF Investments, LLC. Mr. Scholl is the President and Chief Executive Officer of OBF Investments, LLC. Includes 125 shares of common stock issuable upon vesting of RSUs, which vest within 60 days of March 27, 2023. Additionally, includes 7,890 shares of common stock issuable upon exercise of vested stock options at an exercise price of $8.00 per share and 2,500 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.41 per share, which are exercisable within 60 days of March 27, 2023. Does not include 6,672 shares of common stock issuable upon exercise of vested stock options at an exercise price of $8.00 per share and 7,500 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.41 per share, none of which are exercisable within 60 days of March 27, 2023.

(10)
Includes 125 shares of common stock issuable upon vesting of RSUs, which vest within 60 days of March 27, 2023. Additionally, includes 10,144 shares of common stock issuable upon exercise of vested stock options at an exercise price of $3.83 per share and 2,500 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.41 per share, which are exercisable within 60 days of March 27, 2023. Does not include 3,381 shares of common stock issuable upon exercise of vested stock options at an exercise price of $8.00 per share and 7,500 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.41 per share, none of which are exercisable within 60 days of March 27, 2023.

(11)
Includes 125 shares of common stock issuable upon vesting of RSUs, which vest within 60 days of March 27, 2023. Additionally, includes 7,890 shares of common stock issuable upon exercise of vested stock options at an exercise price of $8.00 per share and 2,500 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.41 per share, which are exercisable within 60 days of March 27, 2023. Does not include 6,672 shares of common stock issuable upon exercise of vested stock options at an exercise price of $8.00 per share and 7,500 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.41 per share, none of which are exercisable within 60 days of March 27, 2023.

(12)
Includes 63 shares of common stock issuable upon vesting of RSUs, which vest within 60 days of March 27, 2023. Additionally, includes 2,500 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.41 per share, and 417 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1,50 per share, all of which are exercisable within 60 days of March 27, 2023. Does not include 7,500 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.41 per share and 1,251 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.50 per share, none of which are exercisable within 60 days of March 27, 2023.

(13)
Information based solely on the information provided by Mr. Wolf in Amendment No. 1 to Schedule 13G filed with the SEC on December 27, 2022.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR
INDEPENDENCE
The following are summaries of certain provisions of transactions within the past three years to which we have been a party, in which the amount involved exceeds or will exceed $120,000 and in which any of our directors, executive officers, holders of more than 5% of our capital stock, or immediate family member thereof, had or will have a direct or indirect material interest, and are qualified in their entirety by reference to all of the provisions of such agreements.
We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that we would pay or receive, as applicable, in arm’s-length transactions.
Issuance of Convertible Promissory Notes
From March 2017 through July 2018, we issued and sold an aggregate of $5.5 million principal amount in unsecured related party convertible promissory notes (“Convertible Notes”) to related parties , with an annual non-compounding interest rate of 6%, all of which converted, along with approximately $1.3 million of unpaid and accrued interest, upon the closing of our IPO into an aggregate of 1,206,614 shares of our common stock, which was at 30% discount to the $8.00 offering price of our common stock in our IPO on June 21, 2021.
The following persons who are directors, executive officers, holders of more than 5% of our capital stock, or an immediate family member thereof currently owned Convertible Notes with a combined principal plus interest value that exceeded $120,000, prior to conversion.
➢
Andrew Ross, Chairman of our Board of Directors and a principal stockholder, purchased Convertible Notes in the aggregate principal amount of $1,650,000.

➢
OBF Investments, LLC, a principal stockholder, purchased Convertible Notes in the aggregate principal amount of $2,150,000.

➢
Anna-Maria and Stephen Kellen Foundation, a principal stockholder, purchased Convertible Notes in the aggregate principal amount of $1,700,000.

In connection with the consummation of the IPO, the Company converted all $5,491,663 of its outstanding principal and all unpaid and accrued interest of $1,257,066 of the Convertible Notes into 1,206,614 shares of common stock on June 21, 2021, at a conversion price of $5.60 per share. As of December 31, 2021, there were no Convertible Notes outstanding. The Company incurred an approximate $260,000 loss on conversion of the Convertible Notes during the year ended December 31, 2021.
Issuance of Secured Promissory Notes
From 2018 through 2020, we issued and sold an aggregate of $6.5 million in certain secured promissory notes (“Bridge Notes”), with an annual non-compounding interest rate of 24%, and a current maturity date of the earlier of September 30, 2020, the closing of a new permanent equity financing in excess of $10,000,000, the sale of our Company or the pre-payment by our Company.
On October 1, 2020, we amended the Bridge Notes to extend the maturity date to March 31, 2021 and to increase the interest rate from 24% to 30% after October 1, 2020. On March 15, 2021, the maturity date was further extended to April 30, 2021, and the Company entered into a Fifth Amendment to the Bridge Notes. On April 16, 2021 and May 20, 2021, the Company issued additional Related Party Bridge Notes to related parties in the aggregate amount of $500,000 in order to finance the Company’s working capital needs. The note holders agreed to convert the outstanding principal and accrued and unpaid interest of the notes into shares of common stock upon the consummation of June 2021 offering. On April 28, 2021, the maturity date of the Bridge Notes and Related Party Bridge Notes was further extended to May 31, 2021. On May 12, 2021, the maturity date was further extended to June 30, 2021. See notes to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

The following persons who are directors, executive officers, holders of more than 5% of our capital stock, or immediate family member thereof owned Bridge Notes with a combined principal plus interest value that exceeded $120,000 as of the date of the conversion on June 21, 2021.
➢
Andrew Ross, a principal stockholder and Chairman of our Board of Directors, and the Andrew L. Ross 2013 Irrevocable Trust, purchased Bridge Notes in the aggregate principal amount of $250,000.

➢
Callen Ross, son of Andrew Ross, purchased Bridge Notes in the aggregate principal amount of $100,000.

➢
Barri Mullan-Goodman, sister of Jill Mullan, our former Chief Operating Officer, purchased Bridge Notes in the aggregate principal amount of $150,000.

➢
Jill Mullan, our former Chief Operating Officer, purchased Bridge Notes in the aggregate principal amount of $350,000.

➢
David Ianelli, brother of Christopher Ianelli, our former Chief Executive Officer, purchased Bridge Notes in the aggregate principal amount of $100,000.

➢
Joseph Ianelli, father of Christopher Ianelli, our former Chief Executive Officer, purchased Bridge Notes in the aggregate principal amount of $300,000.

➢
OBF Investments, LLC, a principal stockholder, purchased Bridge Notes in the aggregate principal amount of $500,000.

Pursuant to the Fifth Amendment to the Bridge Notes, the note holders listed above converted an estimated aggregate amount of $1.8 million of the outstanding principal and accrued interest on the Bridge Notes into 357,420 shares of common stock.
Policies and Procedures for Related Transactions
We have not yet adopted a formal policy for the review, approval or ratification of related party transactions. Accordingly, the transactions discussed above were not reviewed, approved or ratified in accordance with any such policy.
We have adopted a code of business conduct and ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our Board of Directors (or the appropriate committee of our Board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations includes any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Corporation.
In addition, our audit committee, pursuant to a written charter, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee is required to approve a related party transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.
These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.
Employee, Officer and Director Hedging
We maintain a policy on insider trading that applies to all shares of our capital stock held by any director, officer or employee. The policy requires that all directors, officers and employees receive our pre-clearance before engaging in any transactions involving our shares of capital stock and prohibits all directors, officers or employees from taking part in any hedging transactions.

Piggyback Registration Rights
We have granted certain parties piggyback registration rights under a certain investors’ rights agreement, dated as of August 22, 2014, by and among us and certain investors, a certain Series A preferred stock subscription agreement, a certain registration rights agreement, dated as of November 28, 2021, by and among us and the selling stockholders in connection with our private placement offering in December 2021, and a certain underwriting agreement, dated June 16, 2021, by and between us and ThinkEquity, a division of Fordham Financial Management, Inc., subject to certain requirements and customary conditions.
Anti-Takeover Effects of Certain Provisions of Our Certificate of Incorporation and Bylaws
Provisions of our Bylaws could make it more difficult to acquire us by means of a merger, tender offer, proxy contest, open market purchases, removal of incumbent directors and otherwise. These provisions, which are summarized below, are expected to discourage types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to first negotiate with us. We believe that the benefits of increased protection of our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging takeover or acquisition proposals because negotiation of these proposals could result in an improvement of their terms.
Vacancies. Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by a majority of the remaining directors on the board.
Bylaws. Our Certificate of Incorporation and Bylaws authorizes the Board of Directors to adopt, repeal, rescind, alter or amend our bylaws without stockholder approval.
Removal. Except as otherwise provided, a director may be removed from office only by the affirmative vote of the holders of not less than a majority of the voting power of the issued and outstanding stock entitled to vote.
Calling of Special Meetings of Stockholders. Our Bylaws provide that special meetings of stockholders for any purpose or purposes may be called at any time only by the Board of Directors or by our Secretary following receipt of one or more written demands from stockholders of record who own, in the aggregate, at least 15% the voting power of our outstanding stock then entitled to vote on the matter or matters to be brought before the proposed special meeting.
Cumulative Voting. Our Certificate of Incorporation does not provide for cumulative voting in the election of directors, which would allow holders of less than a majority of the stock to elect some directors.
Staggered Board. Our Bylaws provided that our Board of Directors is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to the Annual Meeting) serving a three-year term. As a result, only a minority of the Board of Directors will be considered for election at every annual meeting of stockholders, which may make the removal of management more difficult and may discourage transactions that otherwise could involve payment of a premium over prevailing market prices for our securities.
Choice of Forum
Our Bylaws provide that, unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) will be the exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee, or agent of ours to us or our stockholders; (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the Certificate of Incorporation, or the Bylaws; and (iv) any action asserting a claim governed by the internal affairs doctrine (the “Delaware Forum Provision”). The Bylaws further provide that, unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act (the “Federal Forum Provision”). In addition, the Bylaws provide that any person or entity purchasing or otherwise acquiring any interest in shares of our common stock is deemed to have notice of and consented to the Delaware Forum Provision and the Federal Forum Provision.
Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. As a result, the Delaware Forum Provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. We note, however, that there is uncertainty as to whether a court would enforce this provision and that investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder.
We recognize that the Delaware Forum Provision and the Federal Forum Provision in the Bylaws may impose additional litigation costs on stockholders in pursuing any such claims, particularly if the stockholders do not reside in or near the State of Delaware. Additionally, the Delaware Forum Provision and the Federal Forum Provision may limit our stockholders’ ability to bring a claim in a forum that they find favorable for disputes with us or our directors, officers or employees, which may discourage such lawsuits against us and our directors, officers and employees even though an action, if successful, might benefit our stockholders. In addition, while the Delaware Supreme Court ruled in March 2020 that federal forum selection provisions purporting to require claims under the Securities Act be brought in federal court were “facially valid” under Delaware law, there is uncertainty as to whether other courts will enforce the Federal Forum Provision. If the Federal Forum Provision is found to be unenforceable, we may incur additional costs associated with resolving such matters. The Federal Forum Provision may also impose additional litigation costs on stockholders who assert that the provision is not enforceable or invalid. The Court of Chancery of the State of Delaware and the United States District Court may also reach different judgments or results than would other courts, including courts where a stockholder considering an action may be located or would otherwise choose to bring the action, and such judgments may be more or less favorable to us than our stockholders.
Indemnification of Directors and Officers
We are incorporated in the State of Delaware. The Certificate of Incorporation and Bylaws provide that, to the fullest extent permitted by Delaware law, as it presently exists or may be amended from time to time, a director shall not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duty as a director. And under Delaware law, this limitation of liability does not extend to, among other things, acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or unlawful payments of dividends. So these provisions may discourage stockholders from bringing suit against a director or officer for breach of fiduciary duty and may reduce the likelihood of derivative litigation brought by stockholders on our behalf against a director or officer.
The Certificate of Incorporation and Bylaws also provide for the indemnification of our directors, officers, employees, and agents, under certain circumstances, against attorney’s fees and other expenses incurred by them in any litigation to which they become a party arising from their association with or activities on behalf of the Company. As such, should our officers and/or directors require us to contribute to their defense, we may be required to spend significant amounts of our capital. This indemnification policy could therefore result in substantial expenditures, which we may be unable to recoup. If these expenditures are significant or involve issues which result in significant liability for our key personnel, we may be unable to continue operating as a going concern.
Furthermore, we intend to enter into indemnification agreements with our directors and executive officers that require us to indemnify them against expenses, judgments, fines, settlements and other amounts that any such person becomes legally obligated to pay (including with respect to a derivative action) in connection with any proceeding, whether actual or threatened, to which such person may be made a party by reason of the fact that such person is or was a director or officer of us or any of our affiliates, provided such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, our best interests. We maintain a directors’ and officers’ liability insurance policy. The policy insures directors and officers against unindemnified losses arising from certain wrongful acts in their capacities as directors and officers and reimburses us for those losses for which we have lawfully indemnified the directors and officers. The policy contains various exclusions.
Transfer Agent
The transfer agent and registrar for our common stock is Continental Stock Transfer & Trust. The transfer agent and registrar’s address is 1 State Street, 30th Floor, New York, NY 10004 and its telephone number is 1-212-509-4000.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2024 ANNUAL MEETING
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at the 2024 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit such proposals to the principal executive offices of the Company at 450 Bedford Street, Lexington, MA 02420, Attention: Secretary, not later than 5:00 p.m. Eastern Time on February 25, 2024.
Stockholders intending to present a proposal at our 2024 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in the Bylaws. The Bylaws require, among other things, that in the event that the date of the 2024 Annual Meeting is not more than 30 days in advance of or not later than 60 days after the anniversary of the previous year’s annual meeting, our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day prior to the anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2024 Annual Meeting no earlier than 5:00 p.m. Eastern Time on January 26, 2024 and no later than the 5:00 p.m. Eastern Time on February 25, 2024, if the 2024 Annual Meeting is not more than 30 days in advance of or not later than 60 days after May 24, 2024. The notice must contain the information required by our Bylaws. On the other hand, in the event that the date of the 2024 Annual Meeting is at any other time, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2024 Annual Meeting and not later than the close of business on the later of: (1) the 90th day prior to the 2024 Annual Meeting; (2) the close of business on the tenth day following the first day we disclose the 2024 Annual Meeting date in a press release via a national news dissemination service or in a document filed with SEC pursuant to Section 13, 14, or 15(d) of the Exchange Act. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
HOUSEHOLDING
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting the Continental Stock Transfer & Trust, in writing at 1 State Street, 30th Floor, New York, NY 10004 or via telephone at 1-212-509-4000.
2022 ANNUAL REPORT
Our 2022 Annual Report is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. You can also access our 2022 Annual Report, including our Amendment No. 1 to Annual Report on Form 10-K/A for 2022, at https://investors.ispecimen.com/sec-filings.
Our 2022 Annual Report has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our 2022 Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. All requests should be directed to the Secretary, iSpecimen Inc., 450 Bedford Street, Lexington, MA 02420.

APPENDIX A
FORM OF
AMENDMENT NO. 1 TO
iSPECIMEN INC.
AMENDED AND RESTATED
2021 STOCK INCENTIVE PLAN
WHEREAS, iSpecimen Inc. (the “Company”) has adopted the 2021 Stock Incentive Plan, effective June 16, 2021, which was amended and restated twice since adoption and the Second Amended and Restated 2021 Stock Incentive Plan was approved by the of holders of the Company’s common stock (“Common Stock”), $0.0001 par value per share (the “Stockholders”) on May 25, 2022 (the “2021 Plan”);
WHEREAS, the Company’s Board of Directors (the “Board”) has the authority pursuant to Section 14(a) of the 2021 Plan to amend the 2021 Plan, subject to the approval of the Stockholders entitled to vote in accordance with applicable law;
WHEREAS, the Board desires to amend the 2021 Plan to (i) amend Section 5(b) of the 2021 Plan to remove the automatic annual increase in the number of shares of Common Stock reserved for issuance under the 2021 Plan on each anniversary date of the 2021 Plan, in the event that 5% of the number of shares of Common Stock issued and outstanding on that date is more than the number of shares of Common Stock then currently reserved for issuance under the 2021 Plan and (ii) amend Section 15 of the 2021 Plan by adding a new paragraph (d) to provide for the recoupment or clawback of awards granted under the 2021 Plan; and
WHEREAS, on March 24, 2023, the Board approved this Amendment No. 1 to the 2021 Plan and recommended its approval to the Stockholders;
NOW, THEREFORE, pursuant to the power of amendment set forth in the 2021 Plan and subject to the approval of the Stockholders, the 2021 Plan is hereby amended as follows effective upon the approval by the Stockholders:
1.
Section 5(b) of the 2021 is amended by deleting it in its entirety and replacing with the following:

“(b) Subject to Section 12 of this Plan, the Committee is authorized to grant Awards under this Plan for an aggregate of 608,000 shares of Common Stock.”
2.
Section 15 of the 2021 Plan is amended by adding a new paragraph (d) which reads as follows:

“(d) Recoupment Policy. All Awards granted under the Plan, all amounts paid under the Plan and all Shares issued under the Plan shall be subject to reduction, recoupment, clawback, or recovery by the Company in accordance with Applicable Laws and with Company policy (whenever adopted) regarding same, whether or not such policy is intended to satisfy the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Sarbanes-Oxley Act, or other Applicable Laws, as well as any implementing regulations and/or listing standards. For purposes hereof, “Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.”
3.
Except as hereinabove amended and modified, the 2021 Plan shall remain in full force and effect.

4.
A majority in voting interest of the Stockholders present in person or by proxy and entitled to vote at the meeting of Stockholders at which this Amendment No. 1 to the Second Amended and Restated 2021 Stock Incentive Plan was considered, has duly approved this Amendment No. 1 to the Second Amended and Restated 2021 Stock Incentive Plan.

A-1

IN WITNESS WHEREOF, this Amendment No. 1 to the Second Amended and Restated 2021 Stock Incentive Plan is made effective this      day of            , 2023.
iSPECIMEN INC.
By:

Name: Tracy Curley
Title:  Chief Executive Officer

A-2

Appendix B
FORM OF
AMENDMENT NO. 1 TO
iSPECIMEN INC.
AMENDED AND RESTATED
2021 STOCK INCENTIVE PLAN
WHEREAS, iSpecimen Inc. (the “Company”) has adopted the 2021 Stock Incentive Plan, effective June 16, 2021, which was amended and restated twice since adoption and the Second Amended and Restated 2021 Stock Incentive Plan was approved by the of holders of the Company’s common stock (“Common Stock”), $0.0001 par value per share (the “Stockholders”) on May 25, 2022 (the “2021 Plan”);
WHEREAS, the Company’s Board of Directors (the “Board”) has the authority pursuant to Section 14(a) of the 2021 Plan to amend the 2021 Plan, subject to the approval of the Stockholders entitled to vote in accordance with applicable law;
WHEREAS, the Board desires to amend the 2021 Plan to amend Section 5(b) of the 2021 Plan to increase the number of shares of Common Stock reserved for issuance with respect to awards granted under the 2021 Plan from 608,000 shares of Common Stock to 1,869,500 shares of Common Stock; and
WHEREAS, on March 24, 2023, the Board approved this Amendment No. 1 to the 2021 Plan and recommended its approval to the Stockholders;
NOW, THEREFORE, pursuant to the power of amendment set forth in the 2021 Plan and subject to the approval of the Stockholders, the 2021 Plan is hereby amended as follows effective upon the approval by the Stockholders:
1.
Section 5(b) of the 2021 is amended by deleting it in its entirety and replacing with the following:

“(b) Subject to Section 12 of this Plan, the Committee is authorized to grant Awards under this Plan for an aggregate of 1,869,500 shares of Common Stock; provided that, on each anniversary of the Effective Date thereafter while this Plan is in effect, the number of shares of Common Stock available for the grant of Awards by the Committee shall be adjusted, as applicable, so that the aggregate number of shares of Common Stock available for the grant of Awards under this Plan shall be equal to the greater of (i) the then current number of shares of Common Stock available for the grant of Awards under this Plan and (ii) such number of shares of Common Stock that is equal to 5% of the total number of issued and outstanding shares of Common Stock on such applicable anniversary date. Any adjustments made to the number of shares of Common Stock reserved for Awards under this Plan, pursuant to the provisions of this Section 5(b), shall not reduce the number of shares of Common Stock available hereunder.”
2.
Except as hereinabove amended and modified, the 2021 Plan shall remain in full force and effect.

3.
A majority in voting interest of the Stockholders present in person or by proxy and entitled to vote at the meeting of Stockholders at which this Amendment No. 1 to the Second Amended and Restated 2021 Stock Incentive Plan was considered, has duly approved this Amendment No. 1 to the Second Amended and Restated 2021 Stock Incentive Plan.

IN WITNESS WHEREOF, this Amendment No. 1 to the Second Amended and Restated 2021 Stock Incentive Plan is made effective this      day of         , 2023.
iSPECIMEN INC.
By:

Name:
Tracy Curley

Title:
Chief Executive Officer

B-1

APPENDIX C
FORM OF
AMENDMENT NO. 1 TO
iSPECIMEN INC.
AMENDED AND RESTATED
2021 STOCK INCENTIVE PLAN
WHEREAS, iSpecimen Inc. (the “Company”) has adopted the 2021 Stock Incentive Plan, effective June 16, 2021, which was amended and restated twice since adoption and the Second Amended and Restated 2021 Stock Incentive Plan was approved by the of holders of the Company’s common stock (“Common Stock”), $0.0001 par value per share (the “Stockholders”) on May 25, 2022 (the “2021 Plan”);
WHEREAS, the Company’s Board of Directors (the “Board”) has the authority pursuant to Section 14(a) of the 2021 Plan to amend the 2021 Plan, subject to the approval of the Stockholders entitled to vote in accordance with applicable law;
WHEREAS, the Board desires to amend the 2021 Plan to (i) amend Section 5(b) of the 2021 Plan to (x) remove the automatic annual increase in the number of shares of Common Stock reserved for issuance under the 2021 Plan on each anniversary date of the 2021 Plan, in the event that 5% of the number of shares of Common Stock issued and outstanding on that date is more than the number of shares of Common Stock then currently reserved for issuance under the 2021 Plan and (y) increase the number of shares of Common Stock reserved for issuance with respect to awards granted under the 2021 Plan from 608,000 shares of Common Stock to 1,869,500 shares of Common Stock and (ii) amend Section 15 of the 2021 Plan by adding a new paragraph (d) to provide for the recoupment or clawback of awards granted under the 2021 Plan; and
WHEREAS, on March 24, 2023, the Board approved this Amendment No. 1 to the 2021 Plan and recommended its approval to the Stockholders;
NOW, THEREFORE, pursuant to the power of amendment set forth in the 2021 Plan and subject to the approval of the Stockholders, the 2021 Plan is hereby amended as follows effective upon the approval by the Stockholders:
1.
Section 5(b) of the 2021 is amended by deleting it in its entirety and replacing with the following:

“(b) Subject to Section 12 of this Plan, the Committee is authorized to grant Awards under this Plan for an aggregate of 1,869,500 shares of Common Stock.”
2.
Section 15 of the 2021 Plan is amended by adding a new paragraph (d) which reads as follows:

“(d) Recoupment Policy. All Awards granted under the Plan, all amounts paid under the Plan and all Shares issued under the Plan shall be subject to reduction, recoupment, clawback, or recovery by the Company in accordance with Applicable Laws and with Company policy (whenever adopted) regarding same, whether or not such policy is intended to satisfy the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Sarbanes-Oxley Act, or other Applicable Laws, as well as any implementing regulations and/or listing standards. For purposes hereof, “Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.”
3.
Except as hereinabove amended and modified, the 2021 Plan shall remain in full force and effect.

4.
A majority in voting interest of the Stockholders present in person or by proxy and entitled to vote at the meeting of Stockholders at which this Amendment No. 1 to the Second Amended and Restated 2021 Stock Incentive Plan was considered, has duly approved this Amendment No. 1 to the Second Amended and Restated 2021 Stock Incentive Plan.

C-1

IN WITNESS WHEREOF, this Amendment No. 1 to the Second Amended and Restated 2021 Stock Incentive Plan is made effective this    day of            , 2023.
iSPECIMEN INC.
By:

Name: Tracy Curley
Title:  Chief Executive Officer

C-2

Appendix D
FORM OF
CERTIFICATE OF AMENDMENT
OF
FOURTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
iSPECIMEN INC.
A DELAWARE CORPORATION
PURSUANT TO SECTION 242 OF THE
GENERAL CORPORATION LAW OF THE STATE OF DELAWARE
iSpecimen Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:
First: That the name of this corporation (the “Corporation”) is iSpecimen Inc.
Second: That the certificate of incorporation of the Corporation was originally filed with the Delaware Secretary of State on July 2, 2009 (the “Certificate of Incorporation”).
Third: That, upon the Effective Time (as hereinafter defined), Article V of the Certificate of Incorporation shall be amended by adding a new Section 5.05 reading as follows:
“Section 5.05 Removal of Directors. Except as prohibited by applicable law, the stockholders holding a majority of the shares then entitled to vote at an election of directors may remove any director from office with or without cause.”
Fourth: That, the amendment to the Certificate of Incorporation of the Corporation herein was duly adopted by the Corporation’s Board of Directors at a Special Meeting of the Board of Directors held on March 24, 2023, and by the stockholders at a meeting of stockholders at which the necessary number of shares were voted in favor of the proposed amendment.
Fifth: That the amendment to the Certificate of Incorporation was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.
Sixth: This Certificate of Amendment to the Certificate of Incorporation of the Corporation shall become effective upon the filing of this Certificate of Amendment (the “Effective Time”).
[Signature Page Follows]

D-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by its duly authorized officer on this             day of            , 2023.
iSPECIMEN INC.
By:
Name: Tracy Curley

Title: Chief Executive Officer
[Signature Page to Certificate of Amendment to Fourth Amended and Restated
Certificate of Incorporation of iSpecimen Inc.]

D-2

iSPECIMEN INC. 450 Bedford StreetLexington, MA 02420 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V06083-P90297KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLY iSPECIMEN, INC.THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES AND “FOR” PROPOSALS NOS. TWO, THREE, FOUR AND FIVE.1.To elect each of the three nominees listed below as Class II directors to hold office until the 2026 annual meeting of stockholders, or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. Nominees:01)John L. Brooks III02)Tracy Curley03)Theresa L. Mock ForWithholdFor AllTo withhold authority to vote for any individualAllAllExceptnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.!!! For Against Abstain 2.To approve amendments to (i) Section 5(b) of our Second Amended and Restated 2021 Stock Incentive Plan (the “2021 Plan”) to remove the automatic annual increase in the number of shares of common stock reserved for issuance under the 2021 Plan on each anniversary date of the 2021 Plan, in the event that 5% of the number of shares of common stock issued and outstanding on that date is more than the number of shares of common stock then currently reserved for issuance under the 2021 Plan and (ii) Section 15 of the 2021 Plan adding a new paragraph (d) to provide for the recoupment or clawback of awards granted under the 2021 Plan. 3.To approve an amendment to Section 5(b) of the 2021 Plan to increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2021 Plan from 608,000 shares of common stock to 1,869,500 shares of common stock. 4.To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to permit removal of directors by stockholders, without cause. 5.To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the year ending December 31, 2023. 6.To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof. NOTE: In the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals, the Annual Meeting may be adjourned to a later date or dates to permit further solicitation and vote of proxies.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K, as amended, are available at www.proxyvote.com.

V06084-P90297

iSPECIMEN INC.
Annual Meeting of Stockholders to be held on
May 24, 2023 10:00 AM ET
This proxy is solicited on behalf of the Board of Directors

The undersigned stockholder(s) of iSPECIMEN INC. hereby appoints Andrew L. Ross and Tracy Curley, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of iSPECIMEN INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM ET on May 24, 2023, at 500 Totten Pond Road, Conference Room C, Waltham, MA 02451, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side